                                                                  EXECUTION COPY

                                                                  EXHIBIT 4.2

================================================================================



                         LEVEL 3 COMMUNICATIONS, INC.,


                                    Issuer


                                      to


                             THE BANK OF NEW YORK,

                                  as Trustee



--------------------------------------------------------------------------------


                           Euro Securities Indenture


                         Dated as of February 29, 2000


--------------------------------------------------------------------------------



                               (Euro)300,000,000


                      11 1/4% Senior Euro Notes Due 2010

================================================================================

                               TABLE OF CONTENTS

                                                                            Page
PARTIES....................................................................    1
RECITALS OF THE COMPANY....................................................    1


      ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.  Definitions..................................................    2
              Accreted Value...............................................    3
              Acquired Debt................................................    3
              Act..........................................................    3
              Affiliate....................................................    3
              Affiliate Transaction........................................    4
              Agent Member.................................................    4
              Asset Disposition............................................    4
              Attributable Value...........................................    5
              Board of Directors...........................................    5
              Board Resolution.............................................    5
              Business Day.................................................    6
              Capital Lease Obligation.....................................    6
              Capital Stock................................................    6
              Cash Equivalents.............................................    6
              Change of Control............................................    7
              Change of Control Triggering Event...........................    7
              Clearstream..................................................    7

              Code.........................................................    7
              Commission...................................................    7
              Common Depositary............................................    7
              Common Stock.................................................    7
              Company......................................................    7
              Company Order................................................    7
              Consolidated Capital Ratio...................................    9
              Consolidated Cash Flow Available for
                Fixed Charges..............................................    9
              Consolidated Income Tax Expense..............................   10
              Consolidated Interest Expense................................   10
              Consolidated Net Income......................................   11

              Consolidated Net Worth.......................................   12
              Consolidated Tangible Assets.................................   12
              Corporate Trust Office.......................................   12
              Credit Agreement.............................................   12
              Credit Facilities............................................   12
              Debt.........................................................   12
              Default......................................................   14
              Defaulted Interest...........................................   14
              Depository...................................................   14
              Designation..................................................   14
              Designation Amount...........................................   14
              Disqualified Stock...........................................   14
              Disqualified Stock Dividends.................................   14
              Dollar Notes.................................................   15
              Eligible Receivables.........................................   15
              euro.........................................................   15
              Euroclear....................................................   15
              Euro Notes...................................................   15
              European Government Obligation...............................   15
              European Union...............................................   15
              Event of Default.............................................   16
              Exchange Act.................................................   16
              Exchange Securities..........................................   16
              Excess Proceeds..............................................   16
              Existing Notes...............................................   16
              Expiration Date..............................................   16
              Fair Market Value............................................   16
              Federal Bankruptcy Code......................................   16
              Global Security..............................................   16
              Government Securities........................................   16
              Guarantee....................................................   17
              Guarantor....................................................   17
              Holder.......................................................   17
              Incur........................................................   17
              Indenture....................................................   18
              Initial Foreign Purchaser....................................   18

              Initial Purchasers...........................................   18
              Initial Securities...........................................   18
              Institutional Accredited Investor............................   18
              Institutional Accredited Investor Global Security............   18
              Interest Payment Date........................................   18
              Interest Rate or Currency Protection Agreement...............   19
              Invested Capital.............................................   19
              Investment...................................................   19
              Issue Date...................................................   20
              Issue Date Purchase Money Debt...............................   20
              Issue Date Rating............................................   20

                                     (ii)

              Joint Venture................................................   20
              Lien.........................................................   20
              Maturity.....................................................   21
              Measurement Date.............................................   21
              Moody's......................................................   21
              Net Available Proceeds.......................................   21
              New Convertible Notes........................................   22
              9 1/8% Senior Notes..........................................   22
              Non-Global Purchasers........................................   22
              Offer........................................................   22
              Offer to Purchase............................................   23
              Officers' Certificate........................................   25
              Opinion of Counsel...........................................   26
              OECD.........................................................   26
              Outstanding..................................................   26
              Paying Agent.................................................   27
              Permitted Holders............................................   27
              Permitted Interest Rate or Currency
                Protection Agreement.......................................   27
              Permitted Investments........................................   28
              Permitted Liens..............................................   28
              Permitted Telecommunications Capital
                Asset Disposition..........................................   29
              Person.......................................................   29
              Physical Security............................................   29
              Predecessor Security.........................................   30
              Preferred Stock..............................................   30
              Preferred Stock Dividends....................................   30
              Private Exchange Offer.......................................   30
              Private Exchange Securities..................................   30
              Private Placement Legend.....................................   30
              Property.....................................................   30
              Proportionate Interest.......................................   31
              Purchase Amount..............................................   31
              Purchase Date................................................   31
              Purchase Money Debt..........................................   31
              Purchase Price...............................................   31
              Qualified Institutional Buyer or QIB.........................   31
              Qualified Receivable Facility................................   31
              Rating Agencies..............................................   32
              Rating Date..................................................   32
              Rating Decline...............................................   32
              Receivables..................................................   32
              refinancing..................................................   32
              Registered Exchange Offer....................................   32
              Registration Agreement.......................................   32
              Registration Default.........................................   33
              Regular Record Date..........................................   33
              Regulation S.................................................   33
              Regulation S Global Security.................................   33

                                     (iii)

              Required Filing Dates........................................   33
              Responsible Officer..........................................   33
              Restricted Payment...........................................   33
              Restricted Subsidiary........................................   33
              Restricted Subsidiary Guarantee..............................   33
              Revocation...................................................   34
              Rule 144A....................................................   34
              Rule 144A Global Security....................................   34
              S&P..........................................................   34
              Sale and Leaseback Transaction...............................   34
              Securities...................................................   34
              Securities Act...............................................   34
              Security Register............................................   35
              Shelf Registration Statement.................................   35
              Significant Subsidiary.......................................   35
              6% Convertible Notes.........................................   35
              Special Assets...............................................   35
              Special Interest.............................................   35
              Special Record Date..........................................   35
              Stated Maturity..............................................   35
              Subordinated Debt............................................   36
              Subsidiary...................................................   36
              Telecommunications/IS Assets.................................   36
              Telecommunications/IS Business...............................   38
              10 1/2% Senior Discount Notes................................   38
              Trust Indenture Act or TIA...................................   38
              Trustee......................................................   38

              Unrestricted Subsidiary......................................   38
              Vice President...............................................   39
              Voting Stock.................................................   39
              Wholly Owned Subsidiary......................................   39
SECTION 102.  Compliance Certificates and Opinions.........................   39
SECTION 103.  Form of Documents Delivered to Trustee.......................   40
SECTION 104.  Acts of Holders..............................................   41
SECTION 105.  Notices, etc., to Trustee and Company........................   43
SECTION 106.  Notice to Holders; Waiver....................................   44
SECTION 107.  Effect of Headings and Table of
                Contents...................................................   44
SECTION 108.  Successors and Assigns.......................................   44
SECTION 109.  Separability Clause..........................................   45
SECTION 110.  Benefits of Indenture........................................   45
SECTION 111.  Governing Law................................................   45
SECTION 112.  Conflict with Trust Indenture Act............................   45
SECTION 113.  Legal Holidays...............................................   46
SECTION 114.  No Personal Liability of Directors,
                Officers, Employees and Stockholders.......................   46
SECTION 115.  Independence of Covenants....................................   46
SECTION 116.  Exhibits.....................................................   46
SECTION 117.  Counterparts.................................................   47

                                     (iv)

SECTION 118.  Duplicate Originals..........................................   47

                           ARTICLE TWO SECURITY FORMS

SECTION 201. Forms Generally...............................................   47


                          ARTICLE THREE THE SECURITIES

SECTION 301.  Title and Terms..............................................   48
SECTION 302.  Denominations................................................   49
SECTION 303.  Execution, Authentication, Delivery and Dating...............   49
SECTION 304.  Temporary Securities.........................................   52
SECTION 305.  Registration, Registration of Transfer
                and Exchange...............................................   53
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.............   54
SECTION 307.  Payment of Interest; Interest Rights Preserved...............   55
SECTION 308.  Persons Deemed Owners........................................   57
SECTION 309.  Cancellation.................................................   58
SECTION 310.  Computation of Interest......................................   58
SECTION 311.  CUSIP Number.................................................   58
SECTION 312.  Book-Entry Provisions for Global
                Securities.................................................   59
SECTION 313.  Special Transfer Provisions..................................   62

                    ARTICLE FOUR SATISFACTION AND DISCHARGE

SECTION 401.   Satisfaction and Discharge of Indenture.....................   69
SECTION 402.   Application of Trust Money..................................   70

                             ARTICLE FIVE REMEDIES

SECTION 501.  Events of Default............................................   71
SECTION 502.  Acceleration of Maturity; Rescission and Annulment...........   73
SECTION 503.  Collection of Indebtedness and Suits
                for Enforcement by Trustee.................................   74
SECTION 504.  Trustee May File Proofs of Claim.............................   75
SECTION 505.  Trustee May Enforce Claims Without Possession of
                Securities.................................................   76
SECTION 506.  Application of Money Collected...............................   77
SECTION 507.  Limitation on Suits..........................................   77
SECTION 508.  Unconditional Right of Holders to Receive
                Principal, Premium and Interest............................   78

                                      (V)

SECTION 509.  Restoration of Rights and Remedies...........................   78
SECTION 510.  Rights and Remedies Cumulative...............................   79
SECTION 511.  Delay or Omission Not Waiver.................................   79
SECTION 512.  Control by Holders...........................................   79
SECTION 513.  Waiver of Past Defaults......................................   80
SECTION 514.  Waiver of Stay or Extension Laws.............................   80

                                 ARTICLE SIX THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities..........................   81
SECTION 602.  Notice of Default............................................   82
SECTION 603.  Certain Rights of Trustee....................................   83
SECTION 604.  Trustee Not Responsible for Recitals or Issuance
                of Securities..............................................   85
SECTION 605.  May Hold Securities..........................................   85
SECTION 606.  Money Held in Trust..........................................   85
SECTION 607.  Compensation and Reimbursement...............................   85
SECTION 608.  Corporate Trustee Required; Eligibility;
                Conflicting Interests......................................   87
SECTION 609.  Resignation and Removal; Appointment of Successor............   87
SECTION 610.  Acceptance of Appointment by
                Successor..................................................   89
SECTION 611.  Merger, Conversion, Consolidation or Succession to
                Business...................................................   89

        ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  Disclosure of Names and Addresses of
                Holders....................................................   91
SECTION 702.  Reports by Trustee...........................................   91
SECTION 703.  Reports by Company...........................................   91

      ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, etc., Only on Certain
                Terms......................................................   92
SECTION 802.  Successor Company Substituted................................   93
SECTION 803.  Guarantor May Consolidate, etc., Only on Certain
                Terms......................................................   94
SECTION 804.  Successor Guarantor Substituted..............................   96

                     ARTICLE NINE SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent

                                     (vi)

                of Holders.................................................   97

SECTION 902.    Supplemental Indentures With Consent of Holders............   98
SECTION 903.    Execution of Supplemental Indentures.......................   99
SECTION 904.    Effect of Supplemental Indentures..........................  100
SECTION 905.    Conformity with Trust Indenture Act........................  100
SECTION 906.    Reference in Securities to Supplemental Indentures.........  100
SECTION 907.    Notice of Supplemental Indentures..........................  100

                              ARTICLE TEN COVENANTS

SECTION 1001.  Payment of Principal, Premium, if any, and
                 Interest..................................................  101
SECTION 1002.  Maintenance of Office or Agency.............................  101
SECTION 1003.  Money for Security Payments to Be Held in Trust.............  102
SECTION 1004.  Corporate Existence.........................................  104
SECTION 1005.  Maintenance of Properties...................................  104
SECTION 1006.  Insurance...................................................  105
SECTION 1007.  Reports.....................................................  105
SECTION 1008.  Statement by Officers as to Default.........................  105
SECTION 1009.  Change of Control Triggering Event..........................  106
SECTION 1010.  Limitation on Consolidated Debt.............................  110
SECTION 1011.  Limitation on Debt of Restricted............................  115
                 Subsidiaries
SECTION 1012.  Limitation on Restricted Payments...........................  117
SECTION 1013.  Limitation on Dividend and Other
                 Payment Restrictions Affecting
                 Restricted Subsidiaries...................................  121
SECTION 1014.  Limitation on Liens.........................................  123
SECTION 1015.  Limitation on Sale and Leaseback
                 Transactions..............................................  125
SECTION 1016.  Limitation on Asset Dispositions............................  125
SECTION 1017.  Limitation on Issuance and Sales of
                 Capital Stock of Restricted
                 Subsidiaries .............................................  128
SECTION 1018.  Transactions with Affiliates................................  130
SECTION 1019.  Limitation on Designations of Unrestricted
                 Subsidiaries..............................................  132

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES
                            [INTENTIONALLY OMITTED]

                                     (vii)

                ARTICLE TWELVE DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1201.  Company's Option to Effect Defeasance or Covenant
                 Defeasance................................................  135
SECTION 1202.  Defeasance and Discharge....................................  135
SECTION 1203.  Covenant Defeasance.........................................  137
SECTION 1204.  Conditions to Defeasance or Covenant Defeasance.............  137
SECTION 1205.  Deposited Money and Government Securities to Be
                 Held in Trust; Other Miscellaneous Provisions.............  140
SECTION 1206.  Reinstatement...............................................  140

EXHIBIT A - Form of Security
EXHIBIT B - Form of Supplemental Indenture

                                    (viii)

     EURO SECURITIES INDENTURE, dated as of February 29, 2000 between Level
3 Communications, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1025 Eldorado Boulevard, Broomfield, Colorado 80021, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of 11 1/4%
Senior Euro Notes Due 2010 (the "Initial Securities") and, if and when issued pursuant to a Registered Exchange Offer or Private Exchange Offer pursuant to the Registration Agreement for the Initial Securities, 11 1/4% Senior Euro Notes Due 2010 (the "Exchange Securities" and, together with the Initial Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of each of the Company and the Trustee, in accordance with their and its terms.


     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

     SECTION 101.  Definitions.

     For all purposes of this Indenture, including the recitals set forth above, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean United States generally accepted accounting principles as in effect on the date of this Indenture;

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, paragraph or other subdivision;

          (e) unless otherwise indicated, references to Articles, Sections, paragraphs or other subdivisions are references to such Articles, Sections, paragraphs or other subdivisions of this Indenture; and

          (f) "or" is not exclusive and "including" means including without limitation.

     "Accreted Value" of any Debt issued at a price less than the principal amount at stated maturity, means, as of any date of determination, an amount equal to the sum of (a) the issue price of such Debt as determined in accordance with Section 1273 of the Code or any successor provisions plus (b) the aggregate of the portions of the original issue discount (the excess of the amounts considered as part of the "stated redemption price at maturity" of such Debt within the meaning of Section 1273(a)(2) of the Code or any successor provisions, whether denominated as principal or interest, over the issue price of such Debt) that shall theretofore have accrued pursuant to Section 1272 of the Code (without regard to Section 1272(a)(7) of the Code) from the date of issue of such Debt to the date of determination, minus all amounts theretofore paid in respect of such Debt, which amounts are considered as part of the "stated redemption price at maturity" of such Debt within the meaning of Section 1273(a)(2) of the Code or any successor provisions (whether such amounts paid were denominated principal or interest).

     "Acquired Debt" means, with respect to any specified Person, (i) Debt of any other Person existing at the time such Person merges with or into or consolidates with or becomes a Subsidiary of such specified Person and (ii) Debt secured by a Lien encumbering any Property acquired by such specified Person, which Debt was not incurred in anticipation of, and was outstanding prior to, such merger, consolidation or acquisition.

     "Act", when used with respect to any Holder, has the meaning specified in Section 104.

     "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms

"controlling" and "controlled" have meanings correlative to the foregoing. For purposes of Sections 1016 and 1018 and the definition of "Telecommunications/IS Assets" only, "Affiliate" shall also mean any beneficial owner of shares representing 10% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Voting Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

     "Affiliate Transaction" has the meaning specified in Section 1018.

     "Agent Member" has the meaning specified in Section 312.

     "Asset Disposition" means any transfer, conveyance, sale, lease, issuance or other disposition by the Company or any Restricted Subsidiary in one or more related transactions (including a consolidation or merger or other sale of any such Restricted Subsidiary with, into or to another Person in a transaction in which such Restricted Subsidiary ceases to be a Restricted Subsidiary of the Company, but excluding a disposition by a Restricted Subsidiary to the Company or a Restricted Subsidiary or by the Company to a Restricted Subsidiary) of (i) shares of Capital Stock or other ownership interests of a Restricted Subsidiary (other than as permitted by clause (v),
(vi), (vii) or (ix) of Section 1017), (ii) substantially all of the assets of the Company or any Restricted Subsidiary representing a division or line of business or (iii) other Property of the Company or any Restricted Subsidiary outside of the ordinary course of business (excluding any transfer, conveyance, sale, lease or other disposition of equipment that is obsolete or no longer used by or useful to the Company, provided that the Company has delivered to the
                             --------
Trustee an Officers' Certificate stating that such criteria are satisfied); provided in each case that the aggregate consideration for such transfer,
--------
conveyance, sale, lease or other disposition is equal to $5,000,000 or more in any 12-month period. The following shall not be Asset Dispositions: (i) Permitted Telecommunications Capital Asset Dispositions that comply with clause
(i) of the first paragraph of Section 1016, (ii) when used with respect to the Company, any Asset

Disposition permitted pursuant to Article Eight which constitutes a disposition of all or substantially all of the assets of the Company and the Restricted Subsidiaries taken as a whole, (iii) Receivables sales constituting Debt under Qualified Receivable Facilities permitted to be Incurred pursuant to Section 1010 and (iv) any disposition that constitutes a Permitted Investment or a Restricted Payment permitted by Section 1012.

     "Attributable Value" means, as to any particular lease under which any Person is at the time liable other than a Capital Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (including any period for which such lease has been extended) as determined in accordance with generally accepted accounting principles, discounted from the last date of such remaining term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capital Lease Obligation with like term in accordance with generally accepted accounting principles. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. In the case of any lease which is terminable by the lessee upon the payment of penalty, such net amount shall also include the lesser of the amount of such penalty (in which case no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the rent which would otherwise be required to be paid if such lease is not so terminated. "Attributable Value" means, as to a Capital Lease Obligation, the principal amount thereof .

     "Board of Directors" means the board of directors of the Company.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and
Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

     "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amount under a lease of (or other Debt arrangements conveying the right to use) Property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles (a "Capital Lease"). The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

     "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

     "Cash Equivalents" means (i) Government Securities maturing, or subject to tender at the option of the holder thereof, within two years after the date of acquisition thereof, (ii) time deposits and certificates of deposit of any commercial bank organized in the United States having capital and surplus in excess of $500,000,000 or a commercial bank organized under the law of any other country that is a member of the OECD having total assets in excess of $500,000,000 (or its foreign currency equivalent at the time) with a maturity date not more than one year from the date of acquisition, (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with (x) any bank meeting the qualifications specified in clause (ii) above or (y) any primary government securities dealer reporting to the Market Reports Division of the Federal Reserve Bank of New York, (iv) direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing, or subject to tender at the option of the holder thereof, within 90 days after the date of acquisition thereof, provided that, at the time of acquisition, the
                             --------
long-term debt of such state, political subdivision or public instrumentality has a rating of A (or higher) from S&P or A-2 (or higher) from Moody's (or, if at any time neither S&P nor Moody's shall be rating such obligations, then an equivalent rating from such other nationally recognized rating service acceptable to the Trustee), (v) commercial paper issued by the parent corporation of any commercial bank organized in the United States having capital and surplus in excess of $500,000,000 or a commercial bank organized under the laws of any other country that is a member of the OECD having total assets in excess of $500,000,000 (or its foreign currency equivalent at the time), and commercial paper issued by others having one of the two highest ratings obtainable from either S&P or Moody's (or, if at any time neither S&P nor Moody's shall be rating such obligations, then from such other nationally recognized rating service acceptable to the Trustee) and in each case maturing within one year after the date of acquisition, (vi) overnight bank deposits and bankers' acceptances at any commercial bank organized in the United States having capital and surplus in excess of $500,000,000 or a commercial bank organized under the laws of any other country that is a member of the OECD having total assets in excess of $500,000,000 (or its foreign currency equivalent at the time), (vii) deposits available for withdrawal on demand with a commercial bank organized in the United States having capital and surplus in excess of $500,000,000 or a commercial bank organized under the laws of any other country that is a member of the OECD having total assets in excess of $500,000,000 (or its foreign currency equivalent at the time) and (viii) invest-ments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i) through (vii).

     "Change of Control" has the meaning specified in Section 1009.

     "Change of Control Triggering Event" has the meaning specified in
Section 1009.

     "Clearstream" means Clearstream International, a clearing and settlement organization.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Depositary" means The Bank of New York Depositary (Nominees) Ltd. and its nominees and successors, as common depositary for Euroclear and Clearstream.

     "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Order" or "Company Request" means a written request or order signed in the name of the Company by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President or a Vice President, and by the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

     "Consolidated Capital Ratio" means as of the date of determination the ratio of (i) the aggregate amount of Debt of the Company and its Restricted Subsidiaries on a consolidated basis as at the date of determination to (ii) the sum of (a) $2,024,000,000, (b) the aggregate net proceeds to the Company from the issuance or sale of any Capital Stock (including Preferred Stock) of the Company other than Disqualified Stock subsequent to the Measurement Date, (c) the aggregate net proceeds from the issuance or sale of Debt of the Company or any Restricted Subsidiary subsequent to the Measurement Date convertible or exchangeable into Capital Stock of the Company other than Disqualified Stock, in each case upon conversion or exchange thereof into Capital Stock of the Company subsequent to the Measurement Date and (d) the after-tax gain on the sale, subsequent to the Measurement Date, of Special Assets to the extent such Special Assets have been sold for cash, Cash Equivalents, Telecommunications/IS Assets or the assumption of Debt of the Company or any Restricted Subsidiary (other than Debt that is subordinated to the Securities or any applicable Restricted Subsidiary Guarantee) and release of the Company and all Restricted Subsidiaries from all liability on the Debt assumed; provided, however, that, for purposes of
                                        --------  -------
calculation of the Consolidated Capital Ratio, the net proceeds from the issuance or sale of Capital Stock or Debt described in clause (b) or (c) above shall not be included to the extent (x) such proceeds have been utilized to make a Permitted Investment under clause (i) of the definition thereof or a Restricted Payment or (y) such Capital Stock or Debt shall have been issued or sold to the Company, a Subsidiary of the Company or an employee stock ownership plan or trust established by the Company or any such Subsidiary for the benefit of their employees.

     "Consolidated Cash Flow Available for Fixed Charges" for any period means the Consolidated Net Income of the Company and its Restricted Subsidiaries for such period increased by the sum of, to the extent reducing Consolidated Net Income for such period, (i) Consolidated Interest Expense of the Company and its Restricted Subsidiaries for such period, plus (ii) Consolidated Income Tax Expense of the Company and its Restricted Subsidiaries for such period, plus
(iii) consolidated depreciation and amortization expense and any other non-cash items (other than any such non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period); provided, however, that
                                                        --------  -------
there shall be excluded therefrom the Consolidated Cash Flow Available for Fixed Charges (if positive) of any Restricted Subsidiary (calculated separately for such Restricted Subsidiary in the same manner as provided above for the Company) that is subject to a restriction which prevents the payment of dividends or the making of distributions to the Company or another Restricted Subsidiary to the extent of such restrictions.

     "Consolidated Income Tax Expense" for any period means the aggregate amounts of the provisions for income taxes of the Company and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with generally accepted accounting principles.

     "Consolidated Interest Expense" for any period means the interest expense included in a consolidated income statement (excluding interest income) of the Company and its Restricted Subsidiaries for such period in accordance with generally accepted accounting principles, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the amortization of Debt discounts and issuance costs, including commitment fees;
(ii) any payments or fees with respect to letters of credit, bankers' acceptances or similar facilities; (iii) net costs with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements (including fees); (iv) Preferred Stock Dividends (other than dividends paid in shares of Preferred Stock that is not Disqualified Stock) declared and paid or payable; (v) accrued Disqualified Stock Dividends, whether or not declared or paid; (vi) interest on Debt guaranteed by the Company and its Restricted Subsidiaries; (vii) the portion of any Capital Lease Obligation or Sale and Leaseback Transaction paid during such period that is allocable to interest expense; (viii) interest Incurred in connection with investments in discontinued operations; and (ix) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company or a Restricted Subsidiary) in connection with Debt Incurred by such plan or trust.

     "Consolidated Net Income" for any period means the net income (or loss)
of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (a) for purposes of Section 1012
--------
only, the net income (or loss) of any Person acquired by the Company or a Restricted Subsidiary in a pooling-of-interests transaction for any period prior to the date of such transaction, (b) the net income (or loss) of any Person that is not a Restricted Subsidiary except to the extent of the amount of dividends or other distributions actually paid to the Company or a Restricted Subsidiary by such Person during such period (except, for purposes of Section 1012 only, to the extent such dividends or distributions have been subtracted from the calculation of the amount of Investments to support the actual making of Investments), (c) gains or losses realized upon the sale or other disposition of any Property of the Company or its Restricted Subsidiaries that is not sold or disposed of in the ordinary course of business (it being understood that Permitted Telecommunications Capital Asset Dispositions shall be considered to be in the ordinary course of business), (d) gains or losses realized upon the sale or other disposition of any Special Assets, (e) all extraordinary gains and extraordinary losses, determined in accor dance with generally accepted accounting principles, (f) the cumulative effect of changes in accounting principles, (g) non-cash gains or losses resulting from fluctuations in currency exchange rates, (h) any non-cash expense related to the issuance to employees or directors of the Company or any Restricted Subsidiary of (1) options to purchase Capital Stock of the Company or such Restricted Subsidiary or (2) other compensatory rights; provided, in either case, that such options or rights, by
                     --------
their terms can be redeemed at the option of the holder of such option or right only for Capital Stock, and (i) with respect to a Restricted Subsidiary that is not a Wholly Owned Subsidiary any aggregate net income (or loss) in excess of the Company's or any Restricted Subsidiary's pro rata share of the net income (or loss) of such Restricted Subsidiary that is not a Wholly Owned Subsidiary; provided further that there shall further be excluded therefrom the net income
----------------
(but not net loss) of any Restricted Subsidiary that is subject to a restriction which prevents the payment of dividends or the making of distributions to the Company or another Restricted Subsidiary to the extent of such restriction.

     "Consolidated Net Worth" of any Person means the stockholders' equity of such Person, determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts attributable to Disqualified Stock of such Person.

     "Consolidated Tangible Assets" of any Person means the total amount of assets (less applicable reserves and other properly deductible items) which under generally accepted accounting principles would be included on a consolidated balance sheet of such Person and its Subsidiaries after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case under generally accepted accounting principles would be included on such consolidated balance sheet.

     "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21W, New York, New York 10286.

     "Credit Agreement" means the Credit Agreement dated as of September 30, 1999, among the Company, certain subsidiaries of the Company, the lenders parties thereto and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent.

     "Credit Facilities" means one or more credit agreements, loan agreements or similar facilities, secured or unsecured, providing for revolving credit loans, term loans and/or letters of credit, including the Credit Agreement and any Qualified Receivable Facility, entered into from time to time by the Company and its Restricted Subsidiaries, and including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of Property, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of Property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person and all Attributable Value in respect of Sale and Leaseback Transactions entered into by such Person, (vi) all obligations to redeem or repurchase Disqualified Stock issued by such Person, (vii) the liquidation preference of any Preferred Stock (other than Disqualified Stock, which is covered by the preceding clause (vi)) issued by any Restricted Subsidiary of such Person,
(viii) every obligation under Interest Rate or Currency Protection Agreements of such Person and (ix) every obligation of the type referred to in clauses (i) through (viii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed. The "amount" or "principal amount" of Debt at any time of determination as used herein represented by (a) any Debt issued at a price that is less than the principal amount at maturity thereof, shall be, except as otherwise set forth herein, the Accreted Value of such Debt at such time or (b) in the case of any Receivables sale constituting Debt, the amount of the unrecovered purchase price (that is, the amount paid for Receivables that has not been actually recovered from the collection of such Receivables) paid by the purchaser (other than the Company or a Wholly Owned Restricted Subsidiary of the Company) thereof. The amount of Debt represented by an obligation under an Interest Rate or Currency Protection Agreement shall be equal to (x) zero if such obligation has been Incurred pursuant to clause (x) of paragraph (b) of Section 1010 or (y) the notional amount of such obligation if not Incurred pursuant to such clause.

     "Default" means any event, act or condition the occurrence of which is, or after notice or the passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depository" means The Depository Trust Company, its nominees and successors.

     "Designation" and "Designation Amount" have the respective meanings specified in Section 1019.

     "Disqualified Stock" of any Person means any Capital Stock of such
Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities; provided, however, that any Preferred Stock which would not constitute
--------  -------
Disqualified Stock but for provisions thereof giving holders thereof the right to require the Company to repurchase or redeem such Preferred Stock upon the occurrence of a change of control occurring prior to the final Stated Maturity of the Securities shall not constitute Disqualified Stock if the change of control provisions applicable to such Preferred Stock are no more favorable to the holders of such Preferred Stock than the provisions applicable to the Securities contained in Section 1009 and such Preferred Stock specifically provides that the Company will not repurchase or redeem any such stock pursuant to such provisions prior to the Company's repurchase of such Securities as are required to be repurchased pursuant to Section 1009.

     "Disqualified Stock Dividends" means all dividends with respect to Disqualified Stock of the Company held by Persons other than a Wholly Owned Restricted Subsidiary. The amount of any such dividend shall be equal to the quotient of such dividend divided by the difference between one and the maximum statutory federal income tax rate (expressed as a decimal number between 1 and 0) applicable to the Company for the period during which such dividends were paid.

     "Dollar Notes" means, collectively, the Company's 11% Senior Notes due 2008 in an aggregate principal amount not to exceed $800,000,000, the Company's 11 1/4% Senior Notes due 2010 in an aggregate amount not to exceed $250,000,000 and the Company's 12 7/8% Senior Discount Notes due 2010 in an aggregate principal amount at maturity not to exceed $675,000,000.

     "Eligible Receivables" means, at any time, Receivables of the Company and its Restricted Subsidiaries, as evidenced on the most recent quarterly consolidated balance sheet of the Company as at a date at least 45 days prior to such time, arising in the ordinary course of business of the Company or any Restricted Subsidiary.

     "euro" means the single currency at the start of the third stage of economic and monetary union on January 1, 1999, pursuant to the Treaty establishing the European Economic Community as amended by the Treaty on European Union, signed at Maastricht on February 7, 1992, and the Treaty signed at Amsterdam on October 2, 1997.

     "Euroclear" means the Euroclear System, a clearing and settlement organization.

     "Euro Notes" means the Company's 10 3/4% Senior Euro Notes due 2008 in an aggregate principal amount not to exceed (U)500,000,000.

     "European Government Obligation" means direct non- callable obligations of, or non-callable obligations permitted by, any state members of the European Union, the payment or guarantee of which is secured by the pledge of the full faith and credit of the respective nation, provided that such nation has a
                                           --------
credit rating at least equal to that of the highest rated member nation of the member nations of the European Union.

     "European Union" means the state members to the third stage of economic and monetary union pursuant to the Treaty of Rome establishing the European Community, as amended by the Treaty on European Union, signed at Maastricht on February 7, 1992, and the Treaty signed at Amsterdam on October 2, 1997.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended
(or any successor act), and the rules and regulations thereunder (or respective successors thereto).

     "Exchange Securities" has the meaning stated in the first recital of this Indenture.

     "Excess Proceeds" has the meaning specified in Section 1016.

     "Existing Notes" means the 9 1/8% Senior Notes, the 10 1/2% Senior Discount Notes and the 6% Convertible Notes.

     "Expiration Date" has the meaning specified in "Offer to Purchase" below.

     "Fair Market Value" means, with respect to any Property, the price that could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under pressure or compulsion to complete the transaction. Unless otherwise specified herein, Fair Market Value shall be determined by the Board of Directors acting in good faith and shall be evidenced by a Board Resolution delivered to the Trustee.

     "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

     "Global Security" means a Rule 144A Global Security, an Institutional Accredited Investor Global Security or a Regulation S Global Security, as the case may be.

     "Government Securities" means direct obligations of, or obligations fully and unconditionally guaranteed or insured by, the United States of America or any agency or instrumentality thereof for the payment of which obligations or guarantee the full faith and credit of the United States is pledged and which are not callable or redeemable at the issuer's option (unless, for purposes of the definition of

"Cash Equivalents" only, the obligations are redeemable or callable at a price not less than the purchase price paid by the Company or the applicable Restricted Subsidiary, together with all accrued and unpaid interest (if any) on such Government Securities).

     "Guarantee" by any Person means any obligation, direct or indirect, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guaranteeing, any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, including any such obligations arising by virtue of partnership arrangements or by agreements to keep-well, (ii) to purchase Property or services or to take-or-pay for the purpose of assuring the holder of such Debt of the payment of such Debt, (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt or (iv) entered into for the purpose of assuring in any other manner the obligee against loss in respect thereof, in whole or in part (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the
                                                   --------  -------
Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

     "Guarantor" means a Restricted Subsidiary of the Company that has executed a Restricted Subsidiary Guarantee, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Incur" means, with respect to any Debt or other obligation of any
Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation including the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles
--------  -------
that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt and that neither the accrual of interest nor the accretion of original issue discount shall be deemed an Incurrence of Debt. Debt otherwise incurred by a Person before it becomes a Subsidiary of the Company shall be deemed to have been Incurred at the time at which it becomes a Subsidiary.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Initial Foreign Purchaser" means each non U.S. person (within the meaning of Regulation S) that purchased Initial Securities from the Initial Purchasers in offshore transactions meeting the requirements of Regulation S.

     "Initial Purchasers" means Salomon Smith Barney International Limited, Goldman Sachs International, Morgan Stanley & Co. International Limited, Chase Securities Inc., J.P. Morgan Securities Ltd., Credit Suisse First Boston (Europe) Limited, Barclays Capital Inc., Credit Lyonnais SA, Kleinwort Benson Limited and Societe Generale.

     "Initial Securities" has the meaning stated in the first recital of this Indenture.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     "Institutional Accredited Investor Global Security" has the meaning specified in Section 303.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Interest Rate or Currency Protection Agreement" of any Person means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.

         "Invested Capital" means the sum of (a) $500,000,000, (b) the aggregate net proceeds received by the Company from the issuance or sale of any Capital Stock, including Preferred Stock, of the Company but excluding Disqualified Stock, subsequent to the Measurement Date, and (c) the aggregate net proceeds from the issuance or sale of Debt of the Company or any Restricted Subsidiary subsequent to the Measurement Date convertible or exchangeable into Capital Stock of the Company other than Disqualified Stock, in each case upon conversion or exchange thereof into Capital Stock of the Company subsequent to the Measurement Date; provided, however, that the net proceeds from the issuance or
                  --------  -------
sale of Capital Stock or Debt described in clause (b) or (c) shall be excluded from any computation of Invested Capital to the extent (i) utilized to make a Restricted Payment or (ii) such Capital Stock or Debt shall have been issued or sold to the Company, a Subsidiary of the Company or an employee stock ownership plan or trust established by the Company or any such Subsidiary for the benefit of their employees.

         "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution (by means of transfers of cash or other Property to others or payments for Property or services for the account or use of others, or otherwise) to, purchase, redemption, retirement or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by, or Incurrence of, or payment on, a Guarantee of any obligation of, any other Person; provided that Investments shall exclude
                                 --------
commercially reasonable extensions of trade credit. The amount, as of any date of determination, of any Investment shall be the original cost of such Investment, plus the cost of all additions, as of such date, thereto and minus the amount, as of such date, of any portion of such Investment repaid to such Person in cash as a repayment of principal or a return of capital, as the case may be (except to the extent such repaid amount has been included in Consolidated Net Income to support the actual making of Restricted Payments), but without any other adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. In determining the amount of any Investment involving a transfer of any Property other than cash, such Property shall be valued at its Fair Market Value at the time of such transfer.

         "Issue Date" means the date on which the Initial Securities are initially issued.

         "Issue Date Purchase Money Debt" means Purchase Money Debt outstanding on the Issue Date; provided, that the amount of such Purchase Money Debt when
                   --------
Incurred did not exceed 100% of the cost of the construction, installation, acquisition, lease, development or improvement of the applicable
Telecommunications/IS Assets.

         "Issue Date Rating" means B3 in the case of Moody's and B in the case of S&P, which are the respective ratings assigned to the Securities by the Rating Agencies on the Issue Date.

         "Joint Venture" means a Person in which the Company or a Restricted Subsidiary holds not more than 50% of the shares of Voting Stock.

         "Lien" means, with respect to any Property, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including any Capital Lease Obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing and any Sale and Leaseback Transaction). For purposes of this definition the sale, lease, conveyance or other transfer by the Company or any of its Subsidiaries of, including the grant of indefeasible rights of use or equivalent arrangements with respect to, dark or lit communications fiber capacity or communications conduit shall not constitute a Lien.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

         "Measurement Date" means April 28, 1998, the date the 91/8% Senior Notes were originally issued.

         "Moody's" means Moody's Investors Service, Inc. or, if Moody's Investors Service, Inc. shall cease rating debt securities having a maturity at original issuance of at least one year and such ratings business shall have been transferred to a successor Person, such successor Person; provided, however,
                                                          --------  -------
that if Moody's Investors Service, Inc. ceases rating debt securities having a maturity at original issuance of at least one year and its ratings business with respect thereto shall not have been transferred to any successor Person, then "Moody's" shall mean any other national recognized rating agency (other than S&P) that rates debt securities having a maturity at original issuance of at least one year and that shall have been designated by the Trustee by a written notice given to the Company.

         "Net Available Proceeds" from any Asset Disposition by any Person means cash or cash equivalents received (including amounts received by way of sale or discounting of any note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiror of Debt or other obligations relating to such Property) therefrom by such Person, net of (i) all legal, title and recording taxes, expenses and commissions and other fees and expenses (including appraisals, brokerage commissions and investment banking fees) Incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition, (ii) all payments made by such Person or its Subsidiaries on any Debt which is secured by such Property in accordance with the terms of any Lien upon or with respect to such Property or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or Joint Ventures of such Person as a result of such Asset Disposition and (iv) appropriate amounts to be provided by such Person or any Subsidiary thereof, as the case may be, as a reserve in accordance with generally accepted accounting principles against any liabilities associated with such Property and retained by such Person or any Subsidiary thereof, as the case may be, after such Asset Disposition, including liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Disposition, in each case as determined by the board of directors of such Person, in its reasonable good faith judgment evidenced by a Board Resolution filed with the Trustee; provided,
                                                                       --------
however, that any reduction in such reserve within twelve months following the
-------
consummation of such Asset Disposition will be, for all purposes of this Indenture and the Securities, treated as a new Asset Disposition at the time of such reduction with Net Available Proceeds equal to the amount of such reduction; provided further, however, that, in the event that any consideration
           ----------------  -------
for a transaction (which would otherwise constitute Net Available Proceeds) is required to be held in escrow pending determination of whether a purchase price adjustment will be made, at such time as such portion of the consideration is released to such Person or its Restricted Subsidiary from escrow, such portion shall be treated for all purposes of this Indenture and the Securities as a new Asset Disposition at the time of such release from escrow with Net Available Proceeds equal to the amount of such portion of consideration released from escrow.

         "New Convertible Notes" means the Company's 6% Convertible Subordinated Notes due 2010 in an aggregate principal amount not to exceed $862,500,000.

         "9 1/8% Senior Notes" means the Company's 9 1/8% Senior Notes due 2008 in an aggregate principal amount not to exceed $2,000,000,000, originally issued on April 28, 1998.

         "Non-Global Purchasers" has the meaning specified in Section 303.

         "Offer" has the meaning specified in "Offer to Purchase" below.

         "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first-class mail, postage prepaid, to each Holder of Securities at its address appearing in the Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to this Indenture (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and
(iv) any other information required by applicable law to be included therein). The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

                  a. the Section of this Indenture pursuant to which the Offer to Purchase is being made;

                  b. the Expiration Date and the Purchase Date;

                  c. the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100% of the Outstanding Securities, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

                  d. the purchase price to be paid by the Company for
         (Euro)1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

                  e. that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of
         (U)1,000 principal amount;

                  f. the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

                  g. that any Securities not tendered or tendered but not purchased by the Company will continue to accrue interest;

                  h. that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon, if any, shall cease to accrue on and after the Purchase Date;

                  i. that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

                  j. that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or the Paying Agent) receives, not later than the close of business on the Expiration Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

                  k. that (i) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (ii) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed
                     --- ----
         appropriate so that only Securities in denominations of (Euro)1,000 principal amount or integral multiples thereof shall be purchased); and

                  l. that in the case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

         Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President or a Vice President, and by the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the

Company and delivered to the Trustee, which shall comply with this Indenture.

         "Opinion of Counsel" means an opinion of counsel acceptable to the Trustee (who may be counsel to the Company, including an employee of the Company).

         "OECD" shall mean the Organization for Economic Cooperation and Development.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) on and after any maturity or redemption date, Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that (a) the
                                                           --------
         Trustee or the Paying Agent, as applicable, is not prohibited from paying such money to the Holders and (b) if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture;

                  (iii) Securities, except to the extent provided in Sections 1202 and 1203, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Twelve; and

                  (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which any Responsible Officer of the Trustee knows to be so owned or as to which the Trustee has received written notice shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Permitted Holders" means the members of the Company's Board of Directors on the Measurement Date and their respective estates, spouses, ancestors, and lineal descendants, the legal representatives of any of the foregoing and the trustees of any bona fide trusts of which the foregoing are the sole beneficiaries or the grantors, or any Person of which the foregoing "beneficially owns" (as defined in Rule 13d-3 under the Exchange Act) at least 662/3% of the total voting power of the Voting Stock of such Person.

         "Permitted Interest Rate or Currency Protection Agreement" of any Person means any Interest Rate or Currency Protection Agreement entered into with one or more financial institutions in the ordinary course of business that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Debt Incurred and not for purposes of speculation and which, in the case of an interest rate agreement, shall have a notional amount no greater than the principal amount at maturity due with respect to the Debt being hedged thereby.

         "Permitted Investments" means (a) Cash Equivalents; (b) investments in prepaid expenses; (c) negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits; (d) loans, advances or extensions of credit to employees and directors made in the ordinary course of business and consistent with past practice; (e) obligations under Permitted Interest Rate or Currency Protection Agreements; (f) bonds, notes, debentures and other securities received as a result of Asset Dispositions pursuant to and in compliance with Section 1016; (g) Investments in any Person as a result of which such Person becomes a Restricted Subsidiary; (h) Investments made prior to the Measurement Date; (i) Investments made after the Measurement Date in Persons engaged in the Telecommunications/IS Business in an aggregate amount not to exceed Invested Capital; (j) solely in connection with the defeasance of euro-denominated Debt permitted under this Indenture, European Government Obligations; and (k) additional Investments in an aggregate amount not to exceed $200,000,000.

         "Permitted Liens" means (a) Liens for taxes, assessments, governmental charges, levies or claims which are not yet delinquent or which are being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with generally accepted accounting principles shall have been made therefor; (b) other Liens incidental to the conduct of the Company's and its Restricted Subsidiaries' businesses or the ownership of its Property not securing any Debt, and which do not in the aggregate materially detract from the value of the Company's and its Restricted Subsidiaries' Property when taken as a whole, or materially impair the use thereof in the operation of its business; (c) Liens, pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of statutory obligations;
(d) Liens,
pledges or deposits made to secure the performance of tenders, bids, leases, public or statutory obligations, sureties, stays, appeals, indemnities, performance or other similar bonds and other obligations of like nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money, the obtaining of advances or credit or the payment of the deferred purchase price of Property and which do not in the aggregate materially impair the use of Property in the operation of the business of the Company and the Restricted Subsidiaries taken as a whole); (e) zoning restrictions, servitudes, easements, rights-of- way, restrictions and other similar charges or encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Company or its Restricted Subsidiaries; and (f) any interest or title of a lessor in the Property subject to any lease other than a Capital Lease.

         "Permitted Telecommunications Capital Asset Disposi tion" means the transfer, conveyance, sale, lease or other disposition of optical fiber and/or conduit and any related equipment used in a Segment (as defined) of the Company's communications network that (i) constitute capital assets in accordance with generally accepted accounting principles and (ii) after giving effect to such disposition, would result in the Company retaining at least either (A) 24 optical fibers per route mile on such Segment as deployed at the time of such disposition or (B) 12 optical fibers and one empty conduit per route mile on such Segment as deployed as such time. "Segment" means (x) with respect to the Company's intercity network, the through-portion of such network between two local networks (i.e., Omaha to Denver) and (y) with respect to a local network of the Company (i.e., Dallas), the entire through-portion of such network, excluding the spurs which branch off the through-portion.

         "Person" means any individual, corporation, company, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

         "Physical Security" has the meaning specified in Section 303.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

         "Preferred Stock" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding-up of such Person, to shares of Capital Stock of any other class of such Person.

         "Preferred Stock Dividends" means all dividends with respect to Preferred Stock of Restricted Subsidiaries held by Persons other than the Company or a Wholly Owned Restricted Subsidiary. The amount of any such dividend shall be equal to the quotient of such dividend divided by the difference between one and the maximum statutory federal income rate (expressed as a decimal number between 1 and 0) applicable to the issuer of such Preferred Stock for the period during which such dividends were paid.

         "Private Exchange Offer" means the offer by the Company, pursuant to
Section 2(f) of the Registration Agreement, to issue and deliver to certain purchasers, in exchange for the Initial Securities held by such purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Securities.

         "Private Exchange Securities" means the Exchange Securities to be issued pursuant to this Indenture in connection with a Private Exchange Offer pursuant to the Registration Agreement.

         "Private Placement Legend" means the third paragraph of the legend set forth in the Securities in the form set forth in Exhibit A.

         "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including Capital Stock in, and other securities of, any other Person. For purposes of any calculation required pursuant to this Indenture, the value of any Property shall be its Fair Market Value.

         "Proportionate Interest" in any issuance of Capital Stock of a Restricted Subsidiary means a ratio (i) the numerator of which is the aggregate amount of all Capital Stock of such Restricted Subsidiary beneficially owned by the Company and the Restricted Subsidiaries and (ii) the denominator of which is the aggregate amount of Capital Stock of such Restricted Subsidiary beneficially owned by all Persons (excluding, in the case of this clause (ii), any Investment made in connection with such issuance).

         "Purchase Amount" has the meaning specified in "Offer to Purchase" above.

         "Purchase Date" has the meaning specified in "Offer to Purchase" above.

         "Purchase Money Debt" means Debt (including Acquired Debt and Capital Lease Obligations, mortgage financings and purchase money obligations) incurred for the purpose of financing all or any part of the cost of construction, installation, acquisition, lease, development or improvement by the Company or any Restricted Subsidiary of any Telecommunications/IS Assets of the Company or any Restricted Subsidiary and including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time.

         "Purchase Price" has the meaning specified in "Offer to Purchase" above.

         "Qualified Institutional Buyer" or "QIB" has the meaning specified in Rule 144A.

         "Qualified Receivable Facility" means Debt of the Company or any Subsidiary Incurred from time to time pursuant to either (x) credit facilities secured by Receivables or (y) Receivables purchase facilities, and including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time.

         "Rating Agencies" means Moody's and S&P.

         "Rating Date" means the earlier of the date of public notice of the occurrence of a Change of Control or of the intention of the Company to effect a Change of Control.

         "Rating Decline" shall be deemed to have occurred if, no later than 90 days after the Rating Date (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies), either of the Rating Agencies assigns or reaffirms a rating to the Securities that is lower than the applicable Issue Date Rating (or the equivalent thereof). If, prior to the Rating Date, either of the ratings assigned to the Securities by the Rating Agencies is lower than the applicable Issue Date Rating, then a Rating Decline will be deemed to have occurred if such rating is not changed by the 90th day following the Rating Date. A downgrade within rating categories, as well as between rating categories, will be considered a Rating Decline.

         "Receivables" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money and proceeds and products thereof in each case generated in the ordinary course of business.

         "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "refinancing" has the meaning specified in Section 1010(b)(viii).

         "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

         "Registration Agreement" means the Euro Registration Agreement dated February 24, 2000, between the Company and the Initial Purchasers relating to the Initial Securities.

         "Registration Default" has the meaning specified in Exhibit A.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Regulation S" means Regulation S under the Securities Act.

         "Regulation S Global Security" has the meaning specified in Section
303.

         "Required Filing Dates" has the meaning specified in Section 1007.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the Trustee's Corporate Trust Office, including any vice president, any assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Payment" has the meaning specified in Section 1012.

         "Restricted Subsidiary" means (a) a Subsidiary of the Company or of a Restricted Subsidiary that has not been designated or classified as an Unrestricted Subsidiary pursuant to and in compliance with Section 1019 and (b) an Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary pursuant to such Section.

         "Restricted Subsidiary Guarantee" means a supplemental indenture to this Indenture in substantially the form set forth in Exhibit B hereto, providing for an unconditional Guarantee of payment in full of the principal of, premium, if any, and interest on the Securities. Any such Restricted Subsidiary Guarantee shall not be subordinate to any Debt of the Restricted Subsidiary providing the Restricted Subsidiary Guarantee.

         "Revocation" has the meaning specified in Section 1019.

         "Rule 144A" means Rule 144A under the Securities Act.

         "Rule 144A Global Security" has the meaning specified in Section 303.

         "S&P" means Standard & Poor's Ratings Service or, if Standard & Poor's Ratings Service shall cease rating debt securities having a maturity at original issuance of at least one year and such ratings business shall have been transferred to a successor Person, such successor Person; provided, however,
                                                          --------  -------
that if Standard & Poor's Rating Service ceases rating debt securities having a maturity at original issuance of at least one year and its ratings business with respect thereto shall not have been transferred to any successor Person, then "S&P" shall mean any other national recognized rating agency (other than Moody's) that rates debt securities having a maturity at original issuance of at least one year and that shall have been designated by the Trustee by a written notice given to the Company.

         "Sale and Leaseback Transaction" of any Person means any direct or indirect arrangement pursuant to which any Property is sold or transferred by such Person or a Restricted Subsidiary of such person and is thereafter leased back from the purchaser or transferee thereof by such Person or one of its Restricted Subsidiaries. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrange-ment may be terminated by the lessee without payment of a penalty.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Shelf Registration Statement" means a registration statement issued by the Company in connection with the offer and sale of Initial Securities pursuant to the Registration Agreement.

         "Significant Subsidiary" means any Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission.

         "6% Convertible Notes" means the Company's 6% Convertible Subordinated Notes due 2009 in an aggregate principal amount not to exceed $823,000,000, originally issued on September 14, 1999.

         "Special Assets" means (a) the Capital Stock or assets of Cable Michigan, Inc., RCN Corporation, Commonwealth Telephone Enterprises, Inc., KCP, Inc. and California Private Transportation Company, L.P. (and any intermediate holding companies or other entities formed solely for the purpose of owning such Capital Stock or assets) owned, directly or indirectly, by the Company or any Restricted Subsidiary on the Measurement Date, and (b) any Property, other than cash, Cash Equivalents and Telecommunications/IS Assets, received as consideration for the disposition after the Measurement Date of Special Assets (as contemplated by the first proviso in Section 1016).

         "Special Interest" has the meaning specified in Exhibit A.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity" when used with respect to a Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such Security at the option of the Holder thereof upon the happening of any contingency beyond the control of the Company unless such contingency has occurred).

         "Subordinated Debt" means Debt of the Company (a) that is not secured by any Lien on or with respect to any Property now owned or acquired after the Measurement Date and (b) as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full in cash of the Securities to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on or otherwise due (including by acceleration or for additional amounts) in respect of, or repurchases, redemptions or other retirements of, such Debt (collectively, "payments of such Debt") may be permitted for so long as any default (after giving effect to any applicable grace periods) in the payment of principal (or premium, if any) or interest on the Securities exists, including as a result of acceleration; (ii) in the event that any other Default exists with respect to the Securities, upon notice by Holders of 25% or more in aggregate principal amount of the Securities to the Trustee, the Trustee shall have the right to give notice to the Company and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of such Debt may be made for a period of 179 days from the date of such notice, provided that not more than one such payment blockage notice may be given in any
--------
consecutive 360- day period, irrespective of the number of defaults with respect to the Securities during such period; (iii) if payment of such Debt is accelerated when any Securities are Outstanding, no payments of such Debt may be made until three Business Days after the Trustee receives notice of such acceleration and, thereafter, such payments may only be made to the extent the terms of such Debt permit payment at that time; and (iv) such Debt may not
(x) provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the final Stated Maturity of the Securities or (y) permit redemption or other retire ment (including pursuant to an offer to purchase made by the Company) of such other Debt at the option of the holder thereof prior to the final Stated Maturity of the Securities, other than, in the case of clause (x) or (y), any such payment, redemption or other retirement (including pursuant to an offer to purchase made by the Company) which is conditioned upon (A) a change of control of the Company pursuant to provisions substantially similar to those described in Section 1009 (and which shall provide that such Debt will not be repurchased pursuant to such provisions prior to the Company's repurchase of the Securities required to be repurchased by the Company pursuant to the provisions described in Section 1009) or (B) a sale or other disposi tion of assets pursuant to provisions substantially similar to those described in Section 1016 (and which shall provide that such Debt will not be repurchased pursuant to such provisions prior to the Company's repurchase of the Securities required to be repurchased by the Company pursuant to the provision described in Section 1016).

         "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsi diaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

         "Telecommunications/IS Assets" means (a) any Property (other than cash, cash equivalents and securities) to be owned by the Company or any Restricted Subsidiary and used in the Telecommunications/IS Business; (b) for purposes of Sections 1010 and 1014 only, Capital Stock of any Person; or (c) for all other purposes of this Indenture, Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary from any Person other than an Affiliate of the Company; provided, however, that, in the case of clause (b) or (c), such Person
         --------  -------
is primarily engaged in the Telecommunications/IS Business.

         "Telecommunications/IS Business" means the business of (i) transmitting, or providing services relating to the transmission of, voice, video or data through owned or leased transmission facilities, (ii) constructing, creating, developing or marketing communications networks, related network transmission equipment, software and other devices for use in a communications business, (iii) computer outsourcing, data center management, computer systems integration, reengineering of computer software for any purpose (including, without limitation, for the purposes of porting computer software from one operating environment or computer platform to another or to address issues commonly referred to as "Year 2000 issues") or (iv) evaluating, participating or pursuing any other activity or opportunity that is primarily related to those identified in (i), (ii) or (iii) above; provided that the
                                                         --------
determination of what constitutes a Telecommunications/IS Business shall be made in good faith by the Board of Directors.

         "10 1/2% Senior Discount Notes" means the Company's 10 1/2% Senior Discount Notes due 2008 in an aggregate principal amount at maturity not to exceed $833,815,000, originally issued on November 24, 1998.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 905.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Unrestricted Subsidiary" means (a) 91 Holding Corp.; (b) any Subsidiary of an Unrestricted Subsidiary; and (c) any Subsidiary of the Company designated as such pursuant to and in compliance with Section 1019 and not thereafter redesignated as a Restricted Subsidiary as permitted pursuant thereto.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

         "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Voting Stock or other ownership interests (other than directors' qualifying shares) of which shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

         SECTION 102.  Compliance Certificates and Opinions.
                       -------------------------------------

       Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 103.  Form of Documents Delivered to Trustee.
                       ---------------------------------------

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated (with proper identification of each matter covered therein) and form one instrument.

     SECTION 104.  Acts of Holders.
                   ----------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

     (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

     (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders
      --------
on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. However, any such Holder or future Holder may revoke the request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date such Act becomes effective.

         SECTION 105.  Notices, etc., to Trustee and Company.
                       --------------------------------------

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

          (2) the Company or any Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or such Guarantor addressed to it (in the case of a Guarantor, in care of the Company) at the address of the Company's principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 106.  Notice to Holders; Waiver.
                       --------------------------

     Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Notices shall be effective only upon receipt. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

         SECTION 107.  Effect of Headings and Table of Contents.
                       -----------------------------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 108.  Successors and Assigns.
                       -----------------------

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 109.  Separability Clause.
                       --------------------

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 110.  Benefits of Indenture.
                       ----------------------

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar and their successors hereunder and the Holders any legal or equitable right, remedy or claim under this Indenture.

         SECTION 111.  Governing Law.
                       --------------

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         SECTION 112.  Conflict with Trust Indenture Act.
                       ----------------------------------

     The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision or requirement of the Trust Indenture Act shall control.

     If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

         SECTION 113.  Legal Holidays.
                       ---------------

     In any case where any Interest Payment Date, Redemption Date, or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity or Maturity; provided that no interest shall accrue for the
                             --------
period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

         SECTION 114.  No Personal Liability of Directors, Officers, Employees
                       -------------------------------------------------------
and Stockholders.
----------------

     No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company or a Guarantor. By accepting a Security, each Holder waives and releases all such liability (but only such liability). The waiver and release are part of the consideration for issuance of the Securities.

         SECTION 115.  Independence of Covenants.
                       --------------------------

     All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

         SECTION 116.  Exhibits.
                       ---------

     All exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

         SECTION 117.  Counterparts.
                       -------------

     This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 118.  Duplicate Originals.
                       --------------------

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


                                  ARTICLE TWO

                                SECURITY FORMS

         SECTION 201.  Forms Generally.
                       ----------------

     The Securities and the Trustee's certificate of authentication with respect thereto shall be in substantially the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or system on which the Securities may be listed or eligible for trading or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

     The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner permitted by the rules of any securities exchange or system on which the Securities may be listed or eligible for trading, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

                                 ARTICLE THREE

                                THE SECURITIES

         SECTION 301.  Title and Terms.
                       ----------------

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to (Euro)300,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906, 1009, 1016 or 1108.

     The Securities shall be known and designated as the "11 1/4% Senior Euro Notes Due 2010" of the Company. Their Stated Maturity shall be March 15, 2010, and they shall bear interest at the rate of 11 1/4% per annum from February 29, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on September 15, 2000 and semiannually thereafter on March 15 and September 15 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

     Principal of, premium, if any, and interest on the Securities will be payable, and the Securities may be exchanged or transferred, at the office or agency of the Company in The City of New York, which, unless otherwise provided by the Company, will be the offices of the Trustee. At the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

     The interest rate on the Securities is subject to increase by the addition of Special Interest and otherwise, all as set forth or referred to in the text of the Securities appearing in Exhibit A hereto.

     The Securities shall be redeemable as provided in Article Eleven.

     At the election of the Company, the entire Debt on the Securities or certain of the Company's obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article Twelve.

         SECTION 302.  Denominations.
                       --------------

     The Securities will be issued without coupons and in fully registered form only, in minimum denominations of (Euro)1,000 principal amount and integral multiples thereof.

         SECTION 303.  Execution, Authentication, Delivery and Dating.
                       ----------------------------------------------

     The Securities shall be executed on behalf of the Company by its Chairman, its President or a Vice President, under its corporate seal reproduced thereon and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such

Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

     The Trustee shall authenticate and deliver (1) initially one or more Global Securities for original issue in an aggregate principal amount not to exceed
(Euro)300,000,000 and (2) Exchange Securities for issue only in a Registered Exchange Offer or a Private Exchange Offer pursuant to the Registration Agreement, for a like principal amount of Initial Securities, upon receipt of a Company Order, which shall specify the amount of Securities to be authenticated, whether the Securities are to be Initial Securities or Exchange Securities, the date on which such Securities are to be authenticated and direct the Trustee to authenticate such Securities.

     Except as described below, the Securities will be deposited with, or on behalf of, the Depository, and registered in the name of Cede & Co. as the Depository's nominee in the form of a global note certificate substantially in the form of Exhibit A (the "Rule 144A Global Security"), for credit to the respective accounts of the beneficial owners of the Securities represented thereby.

     Securities purchased by persons outside the United States pursuant to sales in accordance with Regulation S under the Securities Act shall be deposited with, or on behalf of, the Common Depositary, and registered in the name of Cede & Co. as the Common Depositary's nominee in the form of one or more global note certificates substantially in the form of Exhibit A (each a "Regulation S Global Security"), for credit to the respective accounts of the beneficial owners of the Securities represented thereby, provided that upon such deposit all such
                                    --------
Securities shall be credited to or through accounts maintained at the Depository by or on behalf of the Euroclear System or Clearstream, societe anonyme.

     Securities transferred to Institutional Accredited Investors will be deposited with, or on behalf of, the Depository, and registered in the name of Cede & Co. as the Depository's nominee in the form of one or more global note certificates substantially in the form of Exhibit A (each a "Institutional Accredited Investor Global Security"), for credit to the respective accounts of the beneficial owners of the Securities represented thereby.

     Securities transferred to any persons who are not Qualified Institutional Buyers or Institutional Accredited Investors (other than persons outside the United States pursuant to sales or transfers in accordance with Regulation S under the Securities Act) (collectively, "Non- Global Purchasers") will be issued in registered definitive form without coupons substantially in the form of Exhibit A (the "Physical Securities"). Upon the transfer to a Qualified Institutional Buyer, an Institutional Accredited Investor or to a person outside the United States pursuant to a sale or transfer in accordance with Regulation S under the Securities Act of Physical Securities initially issued to a Non-Global Purchaser, such Physical Security will be exchanged for an interest in a Global Security representing the principal amount of Securities being transferred.

     In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall transfer, sell, lease, convey or otherwise dispose of all or substantially all its assets to any other Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a transfer, sale, lease, conveyance or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, transfer, sale, lease, conveyance or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

         SECTION 304.  Temporary Securities.
                       ---------------------

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 305.  Registration, Registration of Transfer and Exchange.
                       ---------------------------------------------------

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount.

     At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1009, 1016 or 1108 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.
                   ------------------------------------------------

     If (i) any mutilated Security is surrendered to the Trustee or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity sufficient to save each of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other similar governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 307.  Payment of Interest; Interest Rights Preserved.
                   -----------------------------------------------

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest may at the Company's option
--------  -------
be paid by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears in the Security Register.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of such Holder having been a Holder on the Regular Record Date, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in paragraph (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following paragraph (2).

               (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or system on which the Securities may be listed or eligible for trading, and upon such notice as may be required by such exchange or system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee in its sole discretion.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 308.  Persons Deemed Owners.
                       ----------------------

          Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 309.  Cancellation.
                       -------------

         All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures unless by Company Order the Company shall direct that cancelled Securities be returned to it.

         SECTION 310.  Computation of Interest.
                       ------------------------

         Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         SECTION 311.  CUSIP Number.
                       -------------

         The Company in issuing the Securities may use a "CUSIP" number (if then generally in use), and if so, the Trustee may use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that
                                                       --------  -------
any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee in writing of any change in the CUSIP number of the Securities.

         SECTION 312.  Book-Entry Provisions for Global Securities.
                       --------------------------------------------

         (a) The Rule 144A Global Securities and Institutional Accredited Investor Global Securities initially shall (i) be registered in the name of The Depository Trust Company or its nominee, (ii) be deposited with the Trustee as custodian for the Depository and (iii) bear legends as set forth in Exhibit A. The Regulation S Global Securities initially shall (i) be registered in the name of The Bank of New York Depositary (Nominees) Ltd., as Common Depositary for Euroclear and Clearstream, or its nominee, (ii) be deposited with the Common Depositary and (iii) bear legends as set forth in the Exhibit A.

         Members of, or participants in, the Depository, Euroclear or Clearstream ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or the Common Depositary, or the Trustee as its custodian, or under the Global Security, and the Depository and the Common Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Securities for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or (ii) impair, as between a Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

         (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depository or the Common Depositary, as the case may be, their respective successors or their respective nominees. Interests of beneficial owners in a Rule 144A Global Security may be transferred or exchanged for interests in an Institutional Accredited Investor Global Security or a Regulation S Global Security, interests of beneficial owners in an Institutional Accredited Investor Global Security may be transferred or exchanged for interests in a Rule 144A Global Security or a Regulation S Global Security and interests of beneficial owners in a Regulation S Global Security may be transferred or exchanged for interests in a Rule 144A Global Security or an Institutional Accredited Investor Global Security, in each case in accordance with the rules and procedures of the Depository, the Common Depositary, Euroclear, Clearstream and the provisions of Section 313. Interests of beneficial owners in the Global Securities may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depository and the provisions of Section 313. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if (i) the Depository or the Common Depositary, as the case may be, notifies the Company that it is unwilling or unable to continue as a depository for such Global Security or if at any time the Depository ceases to be a clearing agency registered under the Exchange Act, and a successor depository is not appointed by the Company within 90 days, (ii) the Company executes and delivers to the Trustee a notice that such Global Security shall be so transferable, registrable and exchangeable, and such transfer shall be registrable, or (iii) there shall have occurred and be continuing a Default or Event of Default with respect to the Securities represented by such Global Security.

         (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Security to beneficial owners pursuant to paragraph (b), the Security Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and principal amount of authorized denominations.

         (d) In connection with the transfer of Global Securities as an entirety to beneficial owners pursuant to paragraph (b), the Global Securities shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Securities, an equal aggregate principal amount of

Physical Securities of like tenor of authorized denominations.

         (e) Any Physical Security delivered in exchange for an interest in a Global Security pursuant to paragraph (b) or (c) of this Section 312 shall, except as otherwise provided by paragraph (d) of Section 313, bear the legend regarding transfer restrictions applicable to the Physical Securities set forth in Exhibit A.

         (f) The Holder of any Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         (g) In the event that a Global Security is exchanged for Physical Securities pursuant to this Section 312 prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of Sections 312 and 313 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

         (h) Payment of principal of, premium, if any, and interest on Regulation S Global Securities will be made in euros or in such coin or currency of the European Union as at the time of payment is legal tender for payment of public and private debts in immediately available funds to the Common Depositary for Euroclear and Clearstream or its nominee, as the case may be, as the sole registered owner and the sole holder of the Regulation S Global Securities for all purposes under this Indenture. Payment of principal of, premium, if any, and interest on 144A Global Securities will be made in euros or in such coin or currency of the European Union as at the time of payment is legal tender for payment of public and private debts in immediately available funds to the Trustee, as custodian for DTC. On the record date for any payment with respect to the 144A Global Securities, the Trustee, as custodian for DTC, shall request that DTC provide a list of DTC participants holding beneficial interests in the 144A Global Securities. If DTC provides such list, the Trustee, as custodian for DTC, shall solicit wire transfer instructions from such participants for use in connection with such payments of principal of, premium, if any, and interest on, 144A Global Securities. Pending disbursement by the Trustee, as custodian for DTC, funds held by the Trustee shall not accrue interest for the benefit of participants holding beneficial interests in the 144A Global Securities.

         (i) So long as the Securities are held in the form of Global Securities, deposits of principal of, premium, if any, and interest on the Securities with the Trustee, as custodian for DTC, or the Common Depositary shall be deemed to be payment by the Company of such principal, premium, if any, and interest for all purposes under this Indenture.

         SECTION 313.  Special Transfer Provisions.
                       ----------------------------

         (a) Transfers to Non-QIB Institutional Accredited Investors. The
             --------------------------------------------------------
following provisions shall apply with respect to the registration of any proposed transfer of a Security to any Institutional Accredited Investor which is not a QIB (excluding transfers to non-U.S. persons):

                  (1) The Security Registrar shall register the transfer of any Security if (x) the requested transfer is not prior to that date which is two years (or such shorter period as may be prescribed by Rule 144(k) under the Securities Act or any successor provision thereunder) after the later of the original issue date of such Security (or of any Predecessor Security) or three months after the last day on which the Company or any Affiliate of the Company was the owner of such Security or any Predecessor Security or (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or who has otherwise advised the Company and the Security Registrar in writing, that the transfer has been made to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
         (3) or (7) under the Securities Act) and the proposed transferee has delivered to the Security Registrar a certificate containing certain representations and agreements (the form of which certificate can be obtained from the Trustee or the Company), provided that no Initial
                                                    --------
         Foreign Purchaser or any foreign purchaser who has purchased Securities from an Initial Foreign Purchaser or from any person other than a QIB or an Institutional Accredited Investor pursuant to paragraph (b) below shall be permitted to transfer any Securities so purchased by it to an Institutional Accredited Investor pursuant to this paragraph (a) prior to the date that is 40 days following the Issue Date.

                  (2) Subject to paragraph (1) above, if (i) the proposed transferee is an Agent Member, and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Institutional Accredited Investor Global Security, upon receipt by the Security Registrar of instructions given in accordance with the Depository's, the Common Depositary's (or Euroclear's and Clearstream's, as the case may be) and the Security Registrar's procedures, the Security Registrar shall reflect on the Security Register the date and an increase in the principal amount of the Institutional Accredited Investor Global Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred, and (ii) the proposed transferor is an Agent Member holding a beneficial interest in a Rule 144A Global Security or a Regulation S Global Security, upon receipt by the Security Registrar of instructions given in accordance with the Depository's, the Common Depositary's (or Euroclear's and Clearstream's, as the case may be) and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date of such transfer and (A) a decrease in the principal amount of such Rule 144A Global Security or Regulation S Global Security, as the case may be, in an amount equal to the principal amount of the beneficial interest in a Global Security to be transferred, and (B) an increase in the principal amount of an Institutional Accredited Investor Global Security in an amount equal to the principal amount to be transferred.

         (b)  Transfers to Non-U.S. Persons. The following provisions shall
              ------------------------------
apply with respect to the registration of any proposed transfer of a Security to any non-U.S. person:

                  (1) The Security Registrar shall register the transfer of any Security if (x) the requested transfer is not prior to that date which is two years (or such shorter period as may be prescribed by Rule 144(k) under the Securities Act or any successor provision thereunder) after the later of the original issue date of such Security (or of any Predecessor Security) or three months after the last day on which the Company or any Affiliate of the Company was the owner of such Security or any Predecessor Security or (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or who has otherwise advised the Company and the Security Registrar in writing, that the transfer has been made outside the U.S. in an offshore transaction within the meaning of Regulation S in compliance with the exemption from registration under the Securities Act provided by Rule 904 under the Securities Act, provided that, if
                                                            --------
         such transfer is being effected by an Initial Foreign Purchaser or any foreign purchaser who has purchased Securities from an Initial Foreign Purchaser or from any person other than a QIB or an Institutional Accredited Investor pursuant to this paragraph (b) prior to the date that is 40 days following the Issue Date, the transferee shall have certified to the Company and the Trustee that such transferee is a non-U.S. person (within the meaning of Regulation S) and that such transferee is acquiring the Securities in an offshore transaction (within the meaning of Regulation S).

                  (2) Subject to paragraph (1) above, if (i) the proposed transferee is an Agent Member, and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Regulation S Global Security, upon receipt by the Security Registrar of instructions given in accordance with the Depository's, the Common Depositary's (or Euroclear's and Clearstream's, as the case may be) and the Security Registrar's procedures, the Security Registrar shall reflect on the Security Register the date and an increase in the principal amount of the Regulation S Global Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred, and (ii) the proposed transferor is an Agent Member holding a beneficial interest in a Rule 144A Global Security or an Institutional Accredited Investor Global Security, upon receipt by the Security Registrar of instructions given in accordance with the Depository's, the Common Depositary's (or Euroclear's and Clearstream's, as the case may be) and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date of such transfer and (A) a decrease in the principal amount of such Rule 144A Global Security or Institutional Accredited Investor Global Security, as the case may be, in an amount equal to the principal amount to be transferred and (B) an increase in the principal amount of a Regulation S Global Security in an amount equal to the principal amount to be transferred.

         (c)  Transfers to QIBs. The following provisions shall apply with
              ------------------
respect to the registration of any proposed transfer of a Security to any QIB (excluding transfers to non-U.S. persons):

                  (1) The Security Registrar shall register the transfer of any Security if (x) the requested transfer is not prior to that date which is two years (or such shorter period as may be prescribed by Rule 144(k) under the Securities Act or any successor provision thereunder) after the later of the original issue date of such Security (or of any Predecessor Security) or three months after the last day on which the Company or any Affiliate of the Company was the owner of such Security or any Predecessor Security or (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or who has otherwise advised the Company and the Security Registrar in writing, that the transfer has been made in compliance with the exemption from registration under the Securities Act provided under Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that such transferee represents and warrants that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that each of it and any such account is a QIB within the meaning of Rule 144A and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                  (2) Subject to paragraph (1) above, if (i) the proposed transferee is an Agent Member, and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Rule 144A Global Security, upon receipt by the Security Registrar of instructions given in accordance with the Depository's and the Security Registrar's procedures, the Security Registrar shall reflect on the Security Register the date and an increase in the principal amount of the Rule 144A Global Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred, and (ii) the proposed transferor is an Agent Member holding a beneficial interest in an Institutional Accredited Investor Global Security or a Regulation S Global Security, upon receipt by the Security Registrar of instructions given in accordance with the Depository's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date of such transfer and (A) a decrease in the principal amount of such Institutional Accredited Investor Global Security or Regulation S Global Security, as the case may be, in an amount equal to the principal amount to be transferred and (B) an increase in the principal amount of a Rule 144A Global Security in an amount equal to the principal amount to be transferred.

         (d) Private Placement Legend. (1) Upon the registration of transfer,
             -------------------------
exchange or replacement of Securities, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the transfer or exchange of Initial Securities contemplated by paragraph (d)(2) or (d)(3) below has occurred or (ii) (x) the circumstances contemplated by clause (a)(1)(x),
(b)(1)(x) or (c)(1)(x) of this Section 313 exist and (y) there is delivered to the Security Registrar and the Trustee an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (2) After a transfer of any Initial Securities during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities, all requirements pertaining to legends on such Initial Security will cease to apply, the requirements requiring that any such Initial Security be issued in global form will cease to apply, and an

         Initial Security in certificated or global form without legends will be available to the transferee of the Holder of such Initial Securities upon exchange of such transferring Holder's certificated Initial Security. Upon the occurrence of any of the circumstances described in this paragraph, the Company will deliver an Officers' Certificate to the Trustee instructing the Trustee to issue Securities without legends.

                  (3) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which certain Holders of such Initial Securities are offered Exchange Securities (other than Private Exchange Securities) in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities be issued in global form will cease to apply, and certificated Initial Securities with the Private Placement Legend will be available to Holders of such Initial Securities that do not exchange their Initial Securities, and Exchange Securities in certificated or global form will be available to Holders that exchange such Initial Securities in such Registered Exchange Offer. Upon the occurrence of any of the circumstances described in this paragraph, the Company will deliver an Officers' Certificate to the Trustee instructing the Trustee to issue Securities without legends.

                  (4) Upon the consummation of a Private Exchange Offer with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Private Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will continue to apply, and Private Exchange Securities in global form will be available to Holders that exchange such Initial Securities in such Private Exchange Offer.

         (e) Other Transfers. If a Holder proposes to transfer a Security
             ----------------
pursuant to any exemption from the registration requirements of the Securities Act other than as provided for by Sections 313(a), 313(b) and 313(c) and other than pursuant to Section 313(d)(4), the Security Registrar shall only register such transfer or exchange if such transferor delivers to the Security Registrar and the Trustee an

Opinion of Counsel satisfactory to the Company and the Security Registrar that such transfer is in compliance with the Securities Act and the terms of this Indenture.

         (f) General. By its acceptance of any Security bearing the Private
             --------
Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

         The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 312 or this Section 313 for a period of two years, during which time such letters, notices and other written communications shall at the written request of the Company be delivered to the Company. After retaining any such copies of letters, notices and other written communications for a period of at least two years, all such copies may be destroyed by the Trustee. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Security Registrar.


                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

         SECTION 401.  Satisfaction and Discharge of Indenture.
                       ----------------------------------------

         This Indenture shall cease to be of further effect (subject to Section 1206 and except as to surviving rights of registration of transfer, transfer, exchange and replacement of Securities expressly provided for herein or pursuant hereto) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                  (1) either

                           (a) all Outstanding Securities have been delivered to
                  the Trustee for cancellation; or

                           (b) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                                    (i) have become due and payable, or

                                   (ii) will become due and payable within one
                           year, or

                                  (iii) are to be called for redemption within
                           one year under irrevocable arrangements satisfactory to the Trustee in its sole discretion for the giving of notice of redemption by the Trustee in the name and at the expense of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for principal of (and premium, if any, on), and interest on, the Securities to Maturity or the Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable by the Company hereunder; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations under Sections 607 and 609 and, if money shall have been deposited with the Trustee pursuant to clause (1)(b) of this Section 401, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

         SECTION 402.  Application of Trust Money.
                       ---------------------------

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                                 ARTICLE FIVE

                                   REMEDIES

         SECTION 501.  Events of Default.
                       ------------------

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) failure to pay principal of (or premium, if any, on) any Security when due; or

                  (2) failure to pay any interest on any Security when due, continued for 30 days; or

                  (3) default in the payment of principal of (and premium, if any) and interest on Securities required to be purchased pursuant to an Offer to Purchase pursuant to Section 1009 when due and payable; or

                  (4) failure to perform or comply with the provisions of
         Section 801, 803 or 1016; or

                  (5) failure to perform any covenant or agreement of the Company or any Guarantor in this Indenture or in any Security (other than a covenant a default in whose performance is elsewhere in this Section specifically dealt with) continued for 60 days after written notice to the Company by the Trustee or Holders of at least 25% in aggregate principal amount of the Outstanding Securities, which notice shall specify the default and state that such notice is a "Notice of Default" hereunder; or

                  (6) default under the terms of any instrument evidencing or securing Debt of the Company or any Restricted Subsidiary having an outstanding principal amount of not less than $25,000,000 or its foreign currency equivalent at the time which default results in the acceleration of the payment of such indebtedness or constitutes the failure to pay such indebtedness when due (after expiration of any applicable grace period); or

                  (7) the rendering of a judgment or judgments against the Company or any Restricted Subsidiary in an aggregate amount in excess of $25,000,000 or its foreign currency equivalent at the time and shall not be waived, satisfied or discharged for any period of 45 consecutive days during which a stay of enforcement shall not be in effect; or

                  (8) any Restricted Subsidiary Guarantee ceases to be in full force and effect (other than in accordance with the terms of such Restricted Subsidiary Guarantee) or any Guarantor denies or disaffirms its obligations under its Restricted Subsidiary Guarantee; or

                  (9) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under the Federal Bankruptcy Code or any other applicable federal, state or foreign law, or appointing a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its Property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or oder unstayed and in effect for a period of 60 consecutive days; or

                  (10) the institution by the Company or any Significant Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal, state or foreign law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its Property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

         SECTION 502.  Acceleration of Maturity; Rescission and Annulment.
                       ---------------------------------------------------

         If an Event of Default (other than an Event of Default specified in
Section 501(9) or 501(10) with respect to the Company) shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable. If an Event of Default specified in Section 501(9) or 501(10) occurs with respect to the Company, the principal amount of all the Securities shall ipso facto
                                                                 ---- -----
become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article Five, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Outstanding
                  Securities,

                           (B) all unpaid principal of (and premium, if any, on)
                  any Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest on overdue interest at the rate borne by the Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the nonpayment of amounts of principal of (or premium, if any, on) Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
                       -------------------------------------------------------
Trustee.
--------

       The Company covenants that if

                  (a) default is made in the payment of any interest on any Security when due, continued for 30 days, or

                  (b) default is made in the payment of the principal of (or premium, if any, on) any Security when due,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504.  Trustee May File Proofs of Claim.
                       ---------------------------------

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the Property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                 (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 505.  Trustee May Enforce Claims Without Possession of
                       ------------------------------------------------
Securities.
-----------

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 506.  Application of Money Collected.
                       -------------------------------

         Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 FIRST:   To the payment of all amounts due the Trustee under
         Section 607;

                 SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                 THIRD:   The balance, if any, to the Person or Persons entitled
         thereto.

         SECTION 507.  Limitation on Suits.
                       --------------------

         No Holder of any Securities shall have any right to institute any proceeding with respect to this Indenture or for any other remedy hereunder, unless

                  (1) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as trustee; and

                  (3) the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Outstanding Securities a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days;

it being understood and intended that no one or more Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

         SECTION 508.  Unconditional Right of Holders to Receive Principal,
                       ----------------------------------------------------
Premium and Interest.
---------------------

         Notwithstanding any other provision in this Indenture, including
Section 507, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment as provided herein (including, if applicable, Article Twelve) and in such Security of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509.  Restoration of Rights and Remedies.
                       -----------------------------------

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510.  Rights and Remedies Cumulative.
                       -------------------------------

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511.  Delay or Omission Not Waiver.
                       -----------------------------

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 512.  Control by Holders.
                       -------------------

         The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that
                                                        --------

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and

                  (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

         SECTION 513.  Waiver of Past Defaults.
                       ------------------------

         The Holders of not less than a majority in principal amount of the Outstanding Securities may, on behalf of the Holders of all the Securities, waive any past Default hereunder and its consequences, except a Default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         The Company shall deliver to the Trustee an Officers' Certificate stating that the requisite majority have consented to such waiver and attaching such consents upon which, subject to Section 104, the Trustee may conclusively rely. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 514.  Waiver of Stay or Extension Laws.
                       ---------------------------------

         The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

         SECTION 601.  Certain Duties and Responsibilities.
                       ------------------------------------

         (a)  Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

               (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section 601;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 601.

         SECTION 602.  Notice of Default.
                       ------------------

         If a Default occurs and is continuing, the Trustee shall transmit, in the manner and to the extent provided in TIA Section 313(c), notice of such Default within 60 days after it is known to any Responsible Officer of the Trustee or written notice of it is received by the Trustee; provided, however,
                                                            --------  -------
that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

         The Trustee is not required to take notice or deemed to have notice of any Event of Default with respect to the Securities, except an Event of Default under Section 501(1), (2), (3) or (4) hereof (provided that in the case of Section 501(4), such Event of Default constitutes a failure to purchase Securities pursuant to an Offer to Purchase pursuant to Section 1016), unless the Trustee shall have received written notice at its Corporate Trust Office (which notice shall reference the Securities, the Company and the Indenture) of such Event of Default from the Company or any Holder or unless a Responsible Officer of the Trustee shall otherwise have knowledge thereof.

         SECTION 603.  Certain Rights of Trustee.
                       --------------------------

         Subject to Section 601 and to the provisions of TIA Sections 315(a) through 315(d):

                  (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a

Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, receive and rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee may act through counsel, agents, custodians and nominees and shall not be responsible for the misconduct or negligence of any such person appointed and supervised with due care and in good faith;

                  (6) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (7) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

         SECTION 604.  Trustee Not Responsible for Recitals or Issuance of
                       ---------------------------------------------------
Securities.
-----------

         The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 605.  May Hold Securities.
                       --------------------

         The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         SECTION 606.  Money Held in Trust.
                       --------------------

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 607.  Compensation and Reimbursement.
                       -------------------------------

         The Company agrees:

                  (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence, willful misconduct or bad faith; and

                  (3) to indemnify the Trustee and its directors, officers, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on the part of any of them, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself or themselves against any claim or liability in connection with the exercise or performance of any of its or their powers or duties hereunder.

         The obligations of the Company under this Section 607 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(9) or (10), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable federal, state or foreign bankruptcy, insolvency or other similar law.

         The provisions of this Section 607 shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

         SECTION 608.  Corporate Trustee Required; Eligibility; Conflicting
                       ----------------------------------------------------
Interests.
----------

         (a) There shall be at all times a Trustee hereunder which shall be subject to and comply with the provisions of Section 310(a)(1) of the Trust Indenture Act and shall have a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then, for the purposes of this Section 608, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time a Responsible Officer of the Trustee shall have actual knowledge that the Trustee ceases to be eligible in accordance with the provisions of this Section 608, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

         (b) The Trustee shall be subject to and comply with Section 310(b) of the Trust Indenture Act.

         SECTION 609.  Resignation and Removal; Appointment of Successor.
                       --------------------------------------------------

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 610.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         (d)  If at any time:

                 (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                 (2) the Trustee shall cease to be eligible under Section 608(a) and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                 (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.
         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board

Resolution, shall promptly appoint a successor Trustee. If the Company does not promptly appoint a successor Trustee after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee. In either case, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         (g) The retiring Trustee shall not be liable for any of the acts or omissions of any successor Trustee appointed hereunder.

         SECTION 610.   Acceptance of Appointment by Successor.
                        ---------------------------------------

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six.

         SECTION 611.  Merger, Conversion, Consolidation or Succession to
                       --------------------------------------------------
Business.
---------

         Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such
                                                          --------
Person shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, consolidation or transfer of assets to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides that the certificate of authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of
            --------  -------
authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion, consolidation or transfer of assets.


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701.  Disclosure of Names and Addresses of Holders.
                       ---------------------------------------------

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

         SECTION 702.  Reports by Trustee.
                       -------------------

         Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

         A copy of each such report at the time of its mailing to Holders shall be filed with the Commission and the principal national securities exchange (if any) on which the Securities are listed.

         The Company shall notify a Responsible Officer of the Trustee if the Securities become listed on any national securities exchange or of any delisting thereof.

         SECTION 703.  Reports by Company.
                       -------------------

         The Company shall file with the Trustee and deliver to the Holders of Securities the reports and other information required to be provided by it pursuant to Section 1007.

                                 ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 801.  Company May Consolidate, etc., Only on Certain Terms.
                   -----------------------------------------------------

     The Company shall not, in a single transaction or a series of related transactions, (i) consolidate with or merge into any other Person or Persons or permit any other Person to consolidate with or merge into the Company or (ii) directly or indirectly, transfer, sell, lease, convey or otherwise dispose of all or substantially all its assets to any other Person or Persons, unless:

          (1)  in a transaction in which the Company is not the surviving
     Person or in which the Company transfers, sells, leases, conveys or otherwise disposes of all or substantially all of its assets to any other Person, the resulting, surviving or transferee Person (the "successor entity") is organized under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, all of the Company's obligations under this Indenture;

          (2) immediately before and after giving effect to such transaction and treating any Debt which becomes an obligation of the Company (or the successor entity) or a Restricted Subsidiary as a result of such transaction as having been Incurred by the Company or such Restricted Subsidiary at the time of the transaction, no Default or Event of Default shall have occurred and be continuing;

          (3) immediately after giving effect to such transaction, the Consolidated Net Worth of the Company (or the successor entity) is equal to or greater than that of the Company immediately prior to the transaction;

          (4) immediately after giving effect to such transaction and treating any Debt which becomes an obligation of the Company (or the successor entity) or a Restricted Subsidiary as a result of such transaction as having been Incurred by the Company or such Restricted Subsidiary at the time of the transaction, the Company (or the successor entity) could Incur at least $1.00 of additional Debt pursuant to the provisions of paragraph (a) of
     Section 1010;

          (5) if, as a result of any such transaction, Property of the Company (or the successor entity) or any Restricted Subsidiary would become subject to a Lien prohibited by the provisions of Section 1014, the Company (or the successor entity) shall have secured the Securities as required by said covenant;

          (6) in the case of a transfer, sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company, such assets shall have been transferred as an entirety or virtually as an entirety to one Person and such Person shall have complied with all the provisions of this paragraph; and

          (7)  the Company has delivered to the Trustee an Officers'
      Certificate and an Opinion of Counsel, each in form and substance reasonably satisfactory to the Trustee, stating that such consolidation, merger, transfer, sale, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officers' Certificate, setting forth the manner of determination of the Consolidated Net Worth, in accordance with clause (3) of this Section 801, of the Company or, if applicable, of the successor entity as required pursuant to the foregoing.

     SECTION 802.  Successor Company Substituted.
                   ------------------------------

     Upon any consolidation of the Company with or merger of the Company with or into any other Person or any transfer, sale, lease, conveyance or other disposition of all or substantially all the assets of the Company to any Person or Persons in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such transfer, sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and the predecessor Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall have become such in the manner described in Section 801), except in the case of a lease, shall be released from all its obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

     SECTION 803.  Guarantor May Consolidate, etc., Only on Certain Terms.
                   -------------------------------------------------------

     The Company shall not permit any Guarantor to, in a single transaction or a series of related transactions, (i) consolidate with or merge into any other Person or Persons (other than the Company or another Guarantor) or permit any other Person (other than the Company or another Guarantor) to consolidate with or merge into such Guarantor or (ii) directly or indirectly, transfer, sell, lease, convey or otherwise dispose of all or substantially all its assets to any other Person or Persons (other than the Company or another Guarantor), unless:

          (1) in a transaction in which such Guarantor is not the surviving Person or in which such Guarantor transfers, sells, leases, conveys or otherwise disposes of all or substantially all of its assets to any other Person, the resulting, surviving or transferee Person (the "successor guarantor") is organized under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture executed and delivered to the

     Trustee in form satisfactory to the Trustee, all of such Guarantor's obligations under this Indenture;

          (2) immediately before and after giving effect to such transaction and treating any Debt which becomes an obligation of the Company or a Restricted Subsidiary (including the successor guarantor) as a result of such transaction as having been Incurred by the Company or such Restricted Subsidiary at the time of the transaction, no Default or Event of Default shall have occurred and be continuing;

          (3) immediately after giving effect to such transaction, the Consolidated Net Worth of the Company is equal to or greater than that of the Company immediately prior to the transaction;

          (4) immediately after giving effect to such transaction and treating any Debt which becomes an obligation of the Company or a Restricted Subsidiary (including the successor guarantor) as a result of such transaction as having been Incurred by the Company or such Restricted Subsidiary at the time of the transaction, the Company could Incur at least $1.00 of additional Debt pursuant to the provisions of paragraph (a) of
     Section 1010;

          (5) if, as a result of any such transaction, Property of the Company or any Restricted Subsidiary (including the successor guarantor) would become subject to a Lien prohibited by the provisions of Section 1014, the Company shall have secured the Securities as required by said covenant;

          (6) in the case of a transfer, sale, lease, conveyance or other disposition of all or substantially all of the assets of such Guarantor, such assets shall have been transferred as an entirety or virtually as an entirety to one Person and such Person shall have complied with all the provisions of this paragraph; and

          (7)  the Company has delivered to the Trustee an Officers'
     Certificate and an Opinion of Counsel, each in form and substance reasonably satisfactory to the Trustee, stating that such consolidation, merger, transfer, sale, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officers' Certificate, setting forth the manner of determination of the Consolidated Net Worth, in accordance with clause (3) of this Section 803, of such Guarantor or, if applicable, of the successor guarantor as required pursuant to the foregoing.

     SECTION 804.  Successor Guarantor Substituted.
                   --------------------------------

     Upon any consolidation of a Guarantor with or merger of a Guarantor with or into any other Person or any transfer, sale, lease, conveyance or other disposition of all or substantially all the assets of a Guarantor to any Person or Persons in accordance with Section 803, the successor Person formed by such consolidation or into which such Guarantor is merged or to which such transfer, sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, such Guarantor under this Indenture with the same effect as if such successor Person had been named as a Guarantor herein, and the predecessor Guarantor (which term shall for this purpose mean the Person named as the "New Guarantor" in the first paragraph of the applicable supplemental indenture or any successor Person which shall have become such in the manner described in Section 803), except in the case of a lease, shall be released from all its obligations and covenants under its Restricted Subsidiary Guarantee and the Securities and may be dissolved and liquidated.

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

     SECTION 901.  Supplemental Indentures Without Consent of Holders.
                   ---------------------------------------------------

     The Company and the Trustee may, at any time and from time to time, without notice to or consent of any Holders of Securities, enter into one or more indentures supplemental hereto:

          (1) to evidence the succession of another Person to the Company or a Guarantor and the assumption by such successor of the covenants of the Company or such Guarantor herein and in the Securities; or

          (2) to add to the covenants of the Company, for the benefit of the Holders, or to surrender any right or power conferred upon the Company hereby; or

          (3)  to add any additional Events of Default; or

          (4) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

          (5) to evidence and provide for the acceptance of appointment hereunder of a successor Trustee pursuant to the requirements of Section 610; or

          (6)  to secure the Securities; or

          (7) to comply with the Trust Indenture Act or the Securities Act (including Regulation S promulgated thereunder); or

          (8) to add additional Guarantees with respect to the Securities or to release Guarantors from Restricted Subsidiary Guarantees as provided by the terms of this Indenture; or

          (9) to cure any ambiguity herein, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Indenture; provided such 84 actions shall not
                                             --------
     adversely affect the interests of the Holders in any material respect; or

          (10) to make any change to Section 312 hereof or the Securities relating to book-entry procedures for Global Securities to facilitate trading or transferring the Securities in book-entry form.

     SECTION 902.  Supplemental Indentures With Consent of Holders.
                   ------------------------------------------------

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of such Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or waiving or otherwise modifying in any manner the rights of the Holders, provided
                                                                        --------
that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest thereon that would be due and payable upon the Stated Maturity thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof; or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is necessary for any such supplemental indenture or required for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder; or

          (3) subordinate in right of payment, or otherwise subordinate, the Securities to any other Debt; or

          (4) except as otherwise provided herein, release any security interest that may have been granted in favor of the Holders of the Securities; or

          (5) reduce the premium payable upon the redemption of any Security nor change the time at which any Security may be redeemed, as described in Exhibit A; or

          (6) reduce the premium payable upon a Change of Control Triggering Event or, at any time after a Change of Control Triggering Event has occurred, change the time at which the Offer to Purchase relating thereto must be made or at which the Securities must be repurchased pursuant to such Offer to Purchase; or

          (7) at any time after the Company is obligated to make an Offer to Purchase with the Net Available Proceeds from Asset Dispositions, change the time at which such Offer to Purchase must be made or at which the Securities must be repurchased pursuant thereto; or

          (8) make any change in any Restricted Subsidiary Guarantee that would adversely affect the Holders of the Securities; or

          (9) modify any provision of this Section 902 (except to increase any percentage set forth herein).

     It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 903.  Execution of Supplemental Indentures.
                   -------------------------------------

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an Officers' Certificate stating that all conditions precedent to the execution of such supplemental indenture have been fulfilled. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 904.  Effect of Supplemental Indentures.
                   ----------------------------------

     Upon the execution of any supplemental indenture under this Article
Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 905.  Conformity with Trust Indenture Act.
                   ------------------------------------

     Every supplemental indenture executed pursuant to this Article Nine shall conform as a matter of contract or law to the requirements of the Trust Indenture Act as then in effect.

     SECTION 906.  Reference in Securities to Supplemental Indentures.
                   ---------------------------------------------------

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may bear a notation in form approved by the Trustee and the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

     SECTION 907.   Notice of Supplemental Indentures.
                    ----------------------------------

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Article Nine, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.


                                  ARTICLE TEN

                                   COVENANTS

     SECTION 1001.  Payment of Principal, Premium, if any,  and Interest.
                    -----------------------------------------------------

     The Company covenants and agrees for the benefit of the Holders that it shall duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

     SECTION 1002.  Maintenance of Office or Agency.
                    --------------------------------

     The Company shall maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company shall give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or
                              --------  -------
rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

     SECTION 1003.  Money for Security Payments to Be Held  in Trust.
                    -------------------------------------------------

     If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of the principal of (or premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for the Securities, it shall, on or before each due date of the principal of (or premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

     The Company shall cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent shall:

          (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest;

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (4) indemnify the Trustee and its officers, directors, employees and agents against any loss, cost or liability caused by, or incurred as a result of, such Paying Agent's acts or omissions.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust;

and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however,
                                                          --------  -------
that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 1004.  Corporate Existence.
                    --------------------

     Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary of the Company; provided, however, that the Company shall not be
                           --------  -------
required to preserve, with respect to the Company, any such right or franchise or, with respect to any such Subsidiary (subject to all the other covenants in this Indenture), any such corporate existence, right or franchise, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

     SECTION 1005.  Maintenance of Properties.
                    --------------------------

     The Company shall cause all properties owned by the Company or any Restricted Subsidiary or used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that
                                                    --------  -------
nothing in this Section 1005 shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

     SECTION 1006.  Insurance.
                    ----------

     The Company shall at all times keep all of its and its Restricted Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by companies similarly situated and owning like properties.

     SECTION 1007.  Reports.
                    --------

     Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Company were subject thereto, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required to file them. The Company shall also in any event (a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents (without exhibits) which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act or any successor provisions thereto if the Company were subject thereto and (b) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request, supply copies of such documents (without exhibits) to any prospective Holder.

     SECTION 1008.  Statement by Officers as to Default.
                    ------------------------------------

     (a) The Company shall deliver to the Trustee, on the date of delivery of each annual report to be delivered pursuant to Section 1007, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance during the period covered by such report with all conditions and covenants under this Indenture. If the signer has knowledge of any noncompliance that occurred during such period, the certificate shall describe its status and what action the Company has taken or is taking or proposes to take with respect thereto. For purposes of this Section 1008(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

     (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Debt of the Company or any Restricted

Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Debt in the principal amount of less than $25,000,000 or its foreign currency equivalent at the time), the Company shall, within 30 days of such occurrence, notice or other action, deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action, its status and what action the Company is taking or purposes to take with respect thereto.

     SECTION 1009.  Change of Control Triggering Event.
                    -----------------------------------

     (a) Upon the occurrence of a Change of Control Triggering Event, each Holder shall have the right to require that the Company repurchase such Holder's Securities in whole or in part in integral multiples of (Europe)1,000, in accordance with the procedures set forth in this Section 1009 and this Indenture.

     (b) Within 30 days of the occurrence of both a Change of Control and a Rating Decline with respect to the Securities (a "Change of Control Triggering Event"), the Company will be required to make an Offer to Purchase all Outstanding Securities at a price in cash equal to 101% of the principal amount of the Securities on the purchase date, plus accrued and unpaid interest (if any) to such purchase date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

     (c) The Company and the Trustee shall perform their respective obligations for the Offer to Purchase as specified in the Offer. Prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) irrevocably deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted (provided that such deposit may be made no later than 10:00 A.M. New York City time on the Purchase Date if the Company elects) and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Purchase Price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. In the event that the aggregate Purchase Price is less than the amount delivered by the Company to the Trustee or the Paying Agent, the Trustee or the Paying Agent, as the case may be, shall deliver the excess to the Company immediately after the Purchase Date.

     (d) A "Change of Control" means the occurrence of any of the following events:

          (i) if any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, other than any one or more of the Permitted Holders, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the total voting power of the Voting Stock of the Company; provided, however, that the Permitted
                                      --------  -------
     Holders are the "beneficial owners" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, in the aggregate of a lesser percentage of the total voting power of the Voting Stock of the Company than such other person or group (for purposes of this clause (i), such person or group shall be deemed to beneficially own any Voting Stock of a corporation (the "specified corporation") held by any other corporation (the "parent corporation") so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the total voting power of the Voting Stock of such parent corporation); or

          (ii) the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of the Company and the Restricted Subsidiaries, considered as a whole (other than a disposition of such assets as an entirety or virtually as an entirety to a Wholly Owned Restricted Subsidiary or one or more Permitted Holders) shall have occurred; or

          (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election or appointment by such board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

          (iv) the shareholders of the Company shall have approved any plan of liquidation or dissolution of the Company.

     (e) The Company shall not be required to make an Offer to Purchase upon a Change of Control Triggering Event if a third party makes the Offer to Purchase in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to an Offer to Purchase made by the Company and purchases all Securities validly tendered and not withdrawn under such Offer to Purchase.

     (f) In the event that the Company makes an Offer to Purchase the Securities, the Company shall comply with any applicable securities laws and regulations, including any applicable requirements of Section 14(e) of, and Rule 14e-1 under, the Exchange Act. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

     SECTION 1010.  Limitation on Consolidated Debt.
                    --------------------------------
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                                                                             114

         (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur any Debt, unless, after giving pro forma effect to such Incurrence and the receipt and application of the net proceeds thereof, no Default or Event of Default would occur as a consequence of such Incurrence or be continuing following such Incurrence and either (i) the ratio of (A) the aggregate consolidated principal amount (or, in the case of Debt issued at a discount, the then-Accreted Value) of Debt of the Company and its Restricted Subsidiaries outstanding as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to the Incurrence of such Debt and any other Debt Incurred or repaid since such balance sheet date and the receipt and application of the net proceeds thereof, to (B) Consolidated Cash Flow Available for Fixed Charges for the four full fiscal quarters next preceding the Incurrence of such Debt for which consolidated financial statements are available, would be less than 5.0 to 1.0, or (ii) the Company's Consolidated Capital Ratio as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to (x) the Incurrence of such Debt and any other Debt Incurred or repaid since such balance sheet date,
(y) the issuance of any Capital Stock (other than Disqualified Stock) of the Company since such balance sheet date, including the issuance of any Capital Stock to be issued concurrently with the Incurrence of such Debt, and (z) the receipt and application of the net proceeds of such Debt or Capital Stock, as the case may be, is less than 2.25 to 1.0.

         (b) Notwithstanding the foregoing limitation, the Company or any Restricted Subsidiary may Incur any and all of the following (each of which shall be given independent effect):

                  (i) Debt under the Securities, this Indenture or any Restricted Subsidiary Guarantee;

                 (ii) Debt under Credit Facilities in an aggregate principal amount outstanding or available (together with all refinancing Debt outstanding or available pursuant to clause (viii) below in respect of Debt previously Incurred pursuant to this clause (ii)) at any one time not to exceed the greater of (x) $750,000,000, which amount shall be permanently reduced by the amount of Net Available Proceeds used to repay Debt under the Credit Facilities, and not reinvested in Telecommunications/IS Assets or used to purchase Securities or repay other Debt, pursuant to and as permitted by Section 1016, and (y) 85% of the Eligible Receivables;

                (iii) Purchase Money Debt, provided that the amount of such
                                           --------
         Purchase Money Debt does not exceed 100% of the cost of the construction, installation, acquisition, lease, development or improvement of the applicable Telecommunications/IS Assets;

                 (iv) Subordinated Debt of the Company; provided, however, that
                                                        --------  -------
         the aggregate principal amount (or, in the case of Debt issued at a discount, the Accreted Value) of such Debt, together with any other outstanding Debt Incurred pursuant to this clause (iv), shall not exceed $500,000,000 at any one time (which amount shall be permanently reduced by the amount of Net Available Proceeds used to repay Subordinated Debt of the Company, and not reinvested in Telecommunications/IS Assets or used to purchase Securities or repay other Debt, pursuant to and as permitted by Section 1016), except to the extent such Debt in excess of $500,000,000 (A) is subordinated to all other Debt of the Company other than Debt Incurred pursuant to this clause (iv) in excess of such $500,000,000 limitation, (B) does not provide for the payment of cash interest on such Debt prior to the Stated Maturity of the Securities and (C) (1) does not provide for payments of principal of such Debt at stated maturity or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of the acceleration of any payment with respect to such Debt upon any event of default thereunder), in each case on or prior to the Stated Maturity of the Securities, and (2) does not permit redemption or other retirement (including pursuant to an offer to purchase made by the Company but excluding through conversion into Capital Stock of the Company, other than

         Disqualified Stock, without any payment by the Company or its Restricted Subsidiaries to the holders thereof other than in respect of fractional shares) of such Debt at the option of the holder thereof on or prior to the Stated Maturity of the Securities;

                  (v)  Debt outstanding on the Measurement Date;

                 (vi) Debt owed by the Company to any Restricted Subsidiary of the Company or Debt owed by a Restricted Subsidiary of the Company to the Company or a Restricted Subsidiary of the Company; provided,
                                                                --------
         however, that (x) upon the transfer, conveyance or other disposition by
         -------
         such Restricted Subsidiary or the Company of any Debt so permitted to a Person other than the Company or another Restricted Subsidiary of the Company or (y) if for any reason such Restricted Subsidiary ceases to be a Restricted Subsidiary, the provisions of this clause (vi) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred by the issuer thereof at the time of such transfer, conveyance or other disposition or when such Restricted Subsidiary ceases to be a Restricted Subsidiary;

                (vii) Debt Incurred by a Person prior to the time (A) such Person became a Restricted Subsidiary, (B) such Person merges into or consolidates with a Restricted Subsidiary or (C) another Restricted Subsidiary merges into or consolidates with such Person (in a transaction in which such Person becomes a Restricted Subsidiary), which Debt was not Incurred in anticipation of such transaction and was outstanding prior to such transaction;

               (viii) Debt Incurred to renew, extend, refinance, defease, repay, prepay, repurchase, redeem, retire, exchange or refund (each, a "refinancing") Debt Incurred pursuant to clause (i), (ii), (iii), (v),
         (vii) or (xii) of this paragraph (b) or this clause (viii), in an aggregate principal amount (or if issued at a discount, the then-Accreted Value) not to exceed the aggregate principal amount (or if issued at a discount, the then-Accreted Value) of and accrued interest on the Debt so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt so refinanced or the amount of any premium reasonably determined by the Board of Directors as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of the Company Incurred in connection with such refinancing; provided, however, that (A) the
                                           --------  -------
         refinancing Debt shall not be senior in right of payment to the Debt that is being refinanced and (B) in the case of any refinancing of Debt Incurred pursuant to clause (i), (v), (vii) or (xii) or, if such Debt previously refinanced Debt Incurred pursuant to any such clause, this clause (viii), the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, (x) does not provide for payments of principal of such Debt at stated maturity or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of the acceleration of any payment with respect to such Debt upon any event of default thereunder), in each case prior to the time the same are required by the terms of the Debt being refinanced and (y) does not permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such Debt at the option of the holder thereof prior to the time the same are required by the terms of the Debt being refinanced, other than, in the case of clause (x) or (y), any such payment, redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Company) which is conditioned upon a change of control pursuant to provisions substantially similar to those described under Section 1009;

                 (ix) Debt (A) in respect of performance, surety or appeal bonds, Guarantees, letters of credit or reimbursement obligations Incurred or provided in the ordinary course of business securing the performance of contractual, franchise, lease, self-insurance or license obligations and not in connection with the

         Incurrence of Debt or (B) in respect of customary agreements providing for indemnification, adjustment of purchase price after closing, or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any such obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, Incurred in connection with the disposition of any business, assets or Restricted Subsidiary of the Company (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary of the Company for the purpose of financing such acquisition) and in an aggregate principal amount not to exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition;

                  (x) Debt consisting of Permitted Interest Rate or Currency Protection Agreements;

                 (xi) Debt not otherwise permitted to be Incurred pursuant to clauses (i) through (x) above or clause (xii) below, which, together with any other outstanding Debt Incurred pursuant to this clause (xi), has an aggregate principal amount not in excess of $50,000,000 at any time outstanding; and

                (xii) Issue Date Purchase Money Debt and Debt under the Existing Notes, the New Convertible Notes, the Dollar Notes, the Euro Notes and the related indentures and any restricted subsidiary Guarantees issued in accordance with such related indentures.

         (c) Notwithstanding any other provision of this Section 1010, the maximum amount of Debt that the Company or a Restricted Subsidiary may Incur pursuant to this Section 1010 shall not be deemed to be exceeded due solely to the result of fluctuations in the exchange rates of currencies.

         (d) For purposes of determining any particular amount of Debt under this Section 1010, (i) Guarantees, Liens or obligations with respect to letters of credit supporting Debt otherwise included in the determination of such particular amount shall not be included and (ii) any Liens granted for the benefit of the Securities pursuant to the provisions referred to in the first paragraph of Section 1014 shall not be treated as Debt. For purposes of determining any particular amount of Debt under this Section 1010, if any such Debt denominated in a different currency is subject to a currency agreement that constitutes a Permitted Interest Rate or Currency Protection Agreement with respect to U.S. dollars covering all principal of, premium, if any, and interest payable on such Debt, the amount of such Debt expressed in U.S. dollars will be as provided in such currency agreement. For purposes of determining compliance with this Section 1010, in the event that an item of Debt meets the criteria of more than one of the types of Debt described in the above clauses, the Company, in its sole discretion, shall classify such item of Debt and only be required to include the amount and type of such Debt in one of such clauses.

         SECTION 1011.  Limitation on Debt of Restricted Subsidiaries.
                        ----------------------------------------------

         The Company shall not permit any Restricted Subsidiary that is not a Guarantor to Incur any Debt except any and all of the following (each of which shall be given independent effect):

                  (i)  Restricted Subsidiary Guarantees;

                 (ii)  Debt outstanding on the Measurement Date;

                (iii) Debt of Restricted Subsidiaries under Credit Facilities permitted to be Incurred pursuant to clause (ii) of paragraph (b) of
         Section 1010;

                 (iv) Purchase Money Debt of Restricted Subsidiaries permitted to be Incurred pursuant to clause (iii) of paragraph (b) of Section 1010;

                  (v) Debt owed by a Restricted Subsidiary to the Company or a Restricted Subsidiary of the Company permitted to be Incurred pursuant to clause (vi) of paragraph (b) of Section 1010;

                 (vi) Debt of Restricted Subsidiaries consisting of Permitted Interest Rate or Currency Protection

         Agreements permitted to be Incurred pursuant to clause (x) of paragraph
         (b) of Section 1010;

                (vii) Debt of Restricted Subsidiaries permitted to be Incurred under clause (vii) of paragraph (b) of Section 1010 or Issue Date Purchase Money Debt permitted to be Incurred under clause (xii) of paragraph (b) of Section 1010;

               (viii) Debt of Restricted Subsidiaries permitted to be Incurred under clause (ix) or (xi) of paragraph (b) of Section 1010; and

                 (ix) Debt which is Incurred to refinance any Debt of a Restricted Subsidiary permitted to be Incurred pursuant to clauses (i),
         (ii), (iii), (iv) and (vii) of this paragraph or this clause (ix), in an aggregate principal amount (or if issued at a discount, the then-Accreted Value) not to exceed the aggregate principal amount (or if issued at a discount, the then-Accreted Value) of the Debt so refinanced, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt so refinanced or the amount of any premium reasonably determined by the Board of Directors as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the amount of expenses of the Company and the applicable Restricted Subsidiary Incurred in connection therewith; provided, however, that, in the case
                                           --------  -------
         of any refinancing of Debt Incurred pursuant to clause (i), (ii) or
         (vii) or, if such Debt previously refinanced Debt Incurred pursuant to any such clause, this clause (ix), the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is Incurred, (x) does not provide for payments of principal at the stated maturity of such Debt or by way of a sinking fund applicable to such Debt or by way of any mandatory redemption, defeasance, retirement or repurchase of such Debt by the Company or any Restricted Subsidiary (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the time the same are required by the terms of the Debt being refinanced and (y) does not permit redemption or other retirement (including pursuant to an offer to purchase made by the Company or a Restricted Subsidiary) of such Debt at the option of the holder thereof prior to the stated maturity of the Debt being refinanced, other than, in the case of clause (x) or
         (y), any such payment, redemption or other retirement (including pursuant to an offer to purchase made by the Company or a Restricted Subsidiary) which is conditioned upon the change of control of the Company pursuant to provisions substantially similar to those contained in Section 1009.

         Notwithstanding any other provision of this Section 1011, the maximum amount of Debt that a Restricted Subsidiary may Incur pursuant to this Section 1011 shall not be deemed to be exceeded due solely as the result of fluctuations in the exchange rates of currencies.

         For purposes of determining any particular amount of Debt under this
Section 1011, Guarantees, Liens or obligations with respect to letters of credit supporting Debt otherwise included in the determination of such particular amount shall not be included. For purposes of determining compliance with this
Section 1011, in the event that an item of Debt meets the criteria of more than one of the types of Debt described in the above clauses, the Company, in its sole discretion, shall classify such item of Debt and only be required to include the amount and type of such Debt in one of such clauses.

         SECTION 1012.  Limitation on Restricted Payments.
                        ----------------------------------

         (a) The Company (i) shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, declare or pay any dividend, or make any distribution, in respect of its Capital Stock or to the holders thereof, excluding any dividends or distributions which are made solely to the Company or a Restricted Subsidiary (and, if such Restricted Subsidiary is not a Wholly Owned Subsidiary, to the other stockholders of such Restricted Subsidiary on a pro rata basis or on a basis that results in the receipt by the Company or a Restricted Subsidiary of dividends or distributions of greater value than it would receive on a pro rata basis) or any dividends or distributions payable solely in shares of Capital Stock of the Company (other than Disqualified Stock) or in options, warrants or other rights to acquire Capital Stock of the Company (other than Disqualified Stock); (ii) shall not, and shall not permit any Restricted Subsidiary to, purchase, redeem, or otherwise retire or acquire for value (x) any Capital Stock of the Company or any Restricted Subsidiary of the Company or (y) any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company or any Restricted Subsidiary or any securities convertible or exchangeable into shares of Capital Stock of the Company or any Restricted Subsidiary, except, in any such case, any such purchase, redemption or retirement or acquisition for value (A) paid to the Company or a Restricted Subsidiary (or, in the case of any such purchase, redemption or other retirement or acquisition for value with respect to a Restricted Subsidiary that is not a Wholly Owned Subsidiary, to the other stockholders of such Restricted Subsidiary on a pro rata basis or on a basis that results in the receipt by the Company or a Restricted Subsidiary of payments of greater value than it would receive on a pro rata basis) or (B) paid solely in shares of Capital Stock (other than Disqualified Stock) of the Company; (iii) shall not make, or permit any Restricted Subsidiary to make, any Investment (other than an Investment in the Company or a Restricted Subsidiary or a Permitted Investment) in any Person, including the Designation of any Restricted Subsidiary as an Unrestricted Subsidiary, or the Revocation of any such Designation, according to Section 1019; (iv) shall not, and shall not permit any Restricted Subsidiary to, redeem, defease, repurchase, retire or otherwise acquire or retire for value, prior to any scheduled maturity, repayment or sinking fund payment, Debt of the Company which is subordin-
ate in right of payment to the Securities (other than any redemption, defeasance, repurchase, retirement or other acquisition or retirement for value made in anticipation of satisfying a scheduled maturity, repayment or sinking fund obligation due within one year thereof); and (v) shall not, and shall not permit any Restricted Subsidiary to, issue, transfer, convey, sell or otherwise dispose of Capital Stock of any Restricted Subsidiary to a Person other than the Company or another Restricted Subsidiary if the result thereof is that such Restricted Subsidiary shall cease to be a Restricted Subsidiary, in which event the amount of such "Restricted Payment" shall be the Fair Market Value of the remaining interest, if any, in such former Restricted Subsidiary held by the Company and the other Restricted Subsidiaries (each of clauses (i) through (v) being a "Restricted Payment") if: (1) an Event of Default, or an event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing, or (2) upon giving effect to such Restricted Payment, the Company could not Incur at least $1.00 of additional Debt pursuant to paragraph (a) of Section 1010, or (3) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments made on or after the Measurement Date, including Restricted Payments made pursuant to clause (A) or (B) of the proviso at the end of this sentence, and Permitted Investments made on or after the Measurement Date pursuant to clause (i) or (j) of the definition thereof (the amount of any such Restricted Payment or Permitted Investment, if made other than in cash, to be based upon Fair Market Value) exceeds the sum of: (a) 50% of cumulative Consolidated Net Income (or, in the case that Consolidated Net Income shall be negative, 100% of such negative amount) since the end of the last full fiscal quarter prior to the Measurement Date through the last day of the last full fiscal quarter ending at least 45 days prior to the date of such Restricted Payment and (b) plus, in the case of any Revocation made after the Measurement Date, an amount equal to the lesser of the portion (proportionate to the Company's equity interest in the Subsidiary to which such Revocation relates) of the Fair Market Value of the net assets of such Subsidiary at the time of Revocation and the amount of Investments previously made (and treated as a Restricted Payment) by the Company or any Restricted Subsidiary in such Subsidiary; provided, however, that the Company or
                                          --------  -------
a Restricted Subsidiary of the Company
may, without regard to the limitations in clause (3) but subject to clauses (1) and (2), make (A) Restricted Payments in an aggregate amount not to exceed the sum of $50,000,000 and the aggregate net cash proceeds received after the Measurement Date (i) as capital contributions to the Company, from the issuance (other than to a Subsidiary or an employee stock ownership plan or trust established by the Company or any such Subsidiary for the benefit of their employees) of Capital Stock (other than Disqualified Stock) of the Company, and
(ii) from the issuance or sale of Debt of the Company or any Restricted Subsidiary (other than to a Subsidiary, the Company or an employee stock ownership plan or trust established by the Company or any such Subsidiary for the benefit of their employees) that after the Measurement Date has been converted into or exchanged for Capital Stock (other than Disqualified Stock) of the Company and (B) Investments in Persons engaged in the Telecommunications/IS Business in an aggregate amount not to exceed the after-tax gain on the sale, after the Measurement Date, of Special Assets to the extent sold for cash, Cash Equivalents, Telecommunications/IS Assets or the assumption of Debt of the Company or any Restricted Subsidiary (other than Debt that is subordinated to the Securities or any applicable Restricted Subsidiary Guarantee) and release of the Company and all Restricted Subsidiaries from all liability on the Debt assumed. The aggregate net cash proceeds referred to in the immediately preceding clauses (A)(i) and (A)(ii) shall not be utilized to make Restricted Payments pursuant to such clauses to the extent such proceeds have been utilized to make Permitted Investments under clause (i) of the definition of "Permitted Investments."

         (b) Notwithstanding the foregoing limitation, (i) the Company may pay any dividend on Capital Stock of any class of the Company within 60 days after the declaration thereof if, on the date when the dividend was declared, the Company could have paid such dividend in accordance with the foregoing provisions; provided, however, that at the time of such payment of such
            --------  -------
dividend, no other Event of Default shall have occurred and be continuing (or result therefrom); (ii) the Company may repurchase any shares of its Common Stock or options to acquire its Common Stock from Persons who were formerly directors, officers or employees of the Company or any of its Subsidiaries or other Affiliates in an amount not to exceed $3,000,000 in any 12-month period;

(iii) the Company and any Restricted Subsidiary may refinance any Debt otherwise permitted by clause (viii) of paragraph (b) of Section 1010 or clause (ix) of
Section 1011; (iv) the Company and any Restricted Subsidiary may retire or repurchase any Capital Stock of the Company or of any Restricted Subsidiary or any Subordinated Debt of the Company in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company or an employee stock ownership plan or trust established by the Company or any such Subsidiary for the benefit of their employees) of, Capital Stock (other than Disqualified Stock) of the Company, provided that the proceeds from any such
                                    --------
exchange or sale of Capital Stock shall be excluded from any calculation pursuant to clause (A)(i) in the proviso at the end of paragraph (a) above or pursuant to clause (b) of the definition of "Invested Capital"; and (v) the Company may pay cash dividends in any amount not in excess of $50,000,000 in any 12-month period in respect of Preferred Stock of the Company (other than Disqualified Stock). The Restricted Payments described in the foregoing clauses
(i), (ii) and (v) shall be included in the calculation of Restricted Payments; the Restricted Payments described in clauses (iii) and (iv) shall be excluded in the calculation of Restricted Payments.

         SECTION 1013.  Limitation on Dividend and Other Payment Restrictions
                        -----------------------------------------------------
Affecting Restricted Subsidiaries.
----------------------------------

         (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction (other than pursuant to law or regulation) on the ability of any Restricted Subsidiary (i) to pay dividends (in cash or otherwise) or make any other distributions in respect of its Capital Stock owned by the Company or any other Restricted Subsidiary or pay any Debt or other obligation owed to the Company or any other Restricted Subsidiary, (ii) to make loans or advances to the Company or any other Restricted Subsidiary or (iii) to transfer any of its Property to the Company or any other Restricted Subsidiary.

         (b) Notwithstanding the foregoing limitation, the Company may, and may permit any Restricted Subsidiary to, create or otherwise cause or suffer to exist (i) any encumbrance or restriction pursuant to any agreement in effect on the Measurement Date, (ii) any customary (as conclusively determined in good faith by the Chief Financial Officer of the Company) encumbrance or restriction applicable to a Restricted Subsidiary that is contained in an agreement or instrument governing or relating to Debt contained in any Credit Facilities or Purchase Money Debt, provided that such
                                                           --------
encumbrances and restrictions permit the distribution of funds to the Company in an amount sufficient for the Company to make the timely payment of interest, premium (if any) and principal (whether at stated maturity, by way of a sinking fund applicable thereto, by way of any mandatory redemption, defeasance, retirement or repurchase thereof, including upon the occurrence of designated events or circumstances or by virtue of acceleration upon an event of default, or by way of redemption or retirement at the option of the holder of the Debt, including pursuant to offers to purchase) according to the terms of this Indenture and the Securities and other Debt that is solely an obligation of the Company, but provided further that such agreement may nevertheless contain
             ----------------
customary (as so determined) net worth, leverage, invested capital and other financial covenants, customary (as so determined) covenants regarding the merger of or sale of all or any substantial part of the assets of the Company or any Restricted Subsidiary, customary (as so determined) restrictions on transactions with affiliates and customary (as so determined) subordination provisions governing Debt owed to the Company or any Restricted Subsidiary, (iii) any encumbrance or restriction pursuant to an agreement relating to any Acquired Debt, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired, (iv) any encumbrance or restriction pursuant to an agreement effecting a refinancing of Debt Incurred pursuant to an agreement referred to in clause (i), (ii) or (iii) of this paragraph (b), provided, however, that the provisions contained in such
                       --------  -------
agreement relating to such encumbrance or restriction are no more restrictive (as so determined) in any material respect than the provisions contained in the agreement the subject thereof, (v) in the case of clause (iii) of paragraph (a) above, any encumbrance or restriction contained in any security agreement (including a Capital Lease Obligation) securing Debt of the Company or a

Restricted Subsidiary otherwise permitted under this Indenture, but only to the extent such restrictions restrict the transfer of the Property subject to such security agreement, (vi) in the case of clause (iii) of paragraph (a) above, customary provisions (A) that restrict the subletting, assignment or transfer of any Property that is a lease, license, conveyance or similar contract, (B) contained in asset sale or other asset disposition agreements limiting the transfer of the Property being sold or disposed of pending the closing of such sale or disposition or (C) arising or agreed to in the ordinary course of business, not relating to any Debt, and that do not, individually or in the aggregate, detract from the value of Property of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary,
(vii) any encumbrance or restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or Property of such Restricted Subsidiary, provided that the consummation of such transaction would
                       --------
not result in a Default or an Event of Default, that such restriction terminates if such transaction is abandoned and that the consummation or abandonment of such transaction occurs within one year of the date such agreement was entered into, and (viii) any encumbrance or restriction pursuant to this Indenture and the Securities.

         SECTION 1014.  Limitation on Liens.
                        --------------------

         The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur or suffer to exist any Lien on or with respect to any Property now owned or acquired after the Measurement Date to secure any Debt without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities (x) equally and ratably with such Debt as to such Property for so long as such Debt will be so secured or (y) in the event such Debt is Debt of the Company or a Guarantor which is subordinate in right of payment to the Securities or the applicable Restricted Subsidiary Guarantee, prior to such Debt as to such Property for so long as such Debt will be so secured.

     The foregoing restrictions shall not apply to: (i) Liens existing on the Measurement Date and securing Debt outstanding on the Measurement Date or Incurred by the Company or a Restricted Subsidiary on or after the Measurement Date pursuant to any Credit Facility to secure Debt permitted to be Incurred by the Company or such Restricted Subsidiary pursuant to clause (ii) of paragraph
(b) under Section 1010; (ii) Liens securing Debt in an amount which, together with the aggregate amount of Debt then outstanding or available under all Credit Facilities (together with all refinancing Debt then outstanding or available pursuant to clause (viii) of paragraph (b) of Section 1010 in respect of Debt previously Incurred under Credit Facilities), does not exceed 1.5 times the Company's Consolidated Cash Flow Available for Fixed Charges for the four full fiscal quarters preceding the Incurrence of such Lien for which the Company's consolidated financial statements are available, determined on a pro forma basis as if such Debt had been Incurred and the proceeds thereof had been applied at the beginning of such four fiscal quarters; (iii) Liens in favor of the Company or any Restricted Subsidiary; provided, however, that any subsequent issue or
                              --------  -------
transfer of Capital Stock or other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of the Debt secured by any such Lien (except to the Company or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Lien by the issuer thereof; (iv) Liens Incurred by the Company or a Restricted Subsidiary to secure Purchase Money Debt permitted to be Incurred by the Company or such Restricted Subsidiary pursuant to clause (iii) of paragraph (b) under
Section 1010, provided that any such Lien may not extend to any Property other
              --------
than the Telecommunications/IS Assets installed, constructed, acquired, leased, developed or improved with the proceeds of such Purchase Money Debt and any improvements or accessions thereto (it being understood that all Debt to any single lender or group of related lenders or outstanding under any single credit facility, and in any case relating to the same group or collection of Telecommunications/IS Assets financed thereby, shall be considered a single Purchase Money Debt, whether drawn at one time or from time to time); (v) Liens to secure Acquired Debt, provided that (a) such Lien attaches to the acquired
                         --------
Property prior to the time of the acquisition of such

Property and (b) such Lien does not extend to or cover any other Property; (vi) Liens to secure Debt Incurred to refinance, in whole or in part, Debt secured by any Lien referred to in the foregoing clauses (i), (iv) and (v) or this clause
(vi) so long as such Lien does not extend to any other Property (other than improvements and accessions to the original Property) and the principal amount of Debt so secured is not increased except as otherwise permitted under clause
(viii) of paragraph (b) of Section 1010 or clause (ix) of Section 1011; (vii) Liens not otherwise permitted by the foregoing clauses (i) through (vi) securing Debt in an aggregate amount not to exceed 5% of the Company's Consolidated Tangible Assets; (viii) Liens granted after the Issue Date pursuant to this
Section 1014 to secure the Securities; and (ix) Permitted Liens.

     SECTION 1015. Limitation on Sale and Leaseback Transactions.
                   ---------------------------------------------

     The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into, assume, Guarantee or otherwise become liable with respect to any Sale and Leaseback Transaction, unless (i) the Company or such Restricted Subsidiary would be entitled to Incur (a) Debt in an amount equal to the Attributable Value of the Sale and Leaseback Transaction pursuant to Section 1010 and (b) a Lien pursuant to Section 1014, equal in amount to the Attributable Value of the Sale and Leaseback Transaction, without also securing the Securities, and (ii) the Sale and Leaseback Transaction is treated as an Asset Disposition and all of the conditions of Section 1016 (including the provisions concerning the application of Net Available Proceeds) are satisfied with respect to such Sale and Leaseback Transaction, treating all of the consideration received in such Sale and Leaseback Transaction as Net Available Proceeds for purposes of such Section 1015.

     SECTION 1016.  Limitation on Asset Dispositions.
                    ---------------------------------

     The Company shall not, and shall not permit any Restricted Subsidiary to, make any Asset Disposition unless: (i) the Company or the Restricted Subsidiary, as the case may be, receives consideration for such disposition at least equal to the Fair Market Value for the Property sold or disposed of as determined by the Board of Directors in good faith and evidenced by a Board Resolution filed with the Trustee; and (ii) at least 75% of the consideration for such disposition consists of cash or Cash Equivalents or the assumption of Debt of the Company or any Restricted Subsidiary (other than Debt that is subordinated to the Securities or any applicable Restricted Subsidiary Guarantee) and release of the Company and all Restricted Subsidiaries from all liability on the Debt assumed (or if less than 75%, the remainder of such consideration consists of Telecommunications/IS Assets); provided, however, that, to the extent such
                               --------  -------
disposition involves Special Assets, all or any portion of the consideration may, at the Company's election, consist of Property other than cash, Cash Equivalents, the assumption of Debt or Telecommunications/IS Assets.

     The Net Available Proceeds (or any portion thereof) from Asset Dispositions may be applied by the Company or a Restricted Subsidiary, to the extent the Company or such Restricted Subsidiary elects (or is required by the terms of any Debt): (1) to the permanent repayment or reduction of Debt then outstanding under any Credit Facility, to the extent such Credit Facility would require such application or prohibit payments pursuant to the Offer to Purchase described in the following paragraph (other than Debt owed to the Company or any Affiliate of the Company); or (2) to reinvest in Telecommunications/IS Assets (including by means of an Investment in Telecommunications/IS Assets by a Restricted Subsidiary with Net Available Proceeds received by the Company or another Restricted Subsidiary).

     Any Net Available Proceeds from an Asset Disposition not applied in accordance with the preceding paragraph within 360 days (or, in the case of a disposition of Special Assets identified in clause (a) of the definition thereof in which the Net Available

Proceeds exceed $500,000,000, 540 days) from the date of the receipt of such Net Available Proceeds shall constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10,000,000, the Company will be required to make an Offer to Purchase with such Excess Proceeds on a pro rata basis according to principal amount (or, in the case of Debt issued at a discount, the then-Accreted Value) for (x) Outstanding Securities at a price in cash equal to 100% of the principal amount of the Securities on the purchase date plus accrued and unpaid interest (if any) thereon (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) and (y) any other Debt of the Company or any Guarantor that is pari passu with the Securities, or any Debt of a Restricted Subsidiary that is
---- -----
not a Guarantor, at a price no greater than 100% of the principal amount thereof plus accrued and unpaid interest (if any) to the purchase date (or 100% of the then-Accreted Value plus accrued and unpaid interest (if any) to the purchase date in the case of original issue discount Debt), to the extent, in the case of this clause (y), required under the terms thereof (other than Debt owed to the Company or any Affiliate of the Company). To the extent there are any remaining Excess Proceeds following the completion of the Offer to Purchase, the Company shall apply such Excess Proceeds to the repayment of other Debt of the Company or any Restricted Subsidiary, to the extent permitted or required under the terms thereof. Any other remaining Excess Proceeds may be applied to any use as determined by the Company which is not otherwise prohibited by this Indenture, and the amount of Excess Proceeds shall be reset to zero.

     The Company and the Trustee shall perform their respective obligations for the Offer to Purchase as specified in the Offer. Prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) irrevocably deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted (provided that such deposit may be made no later than 10:00 A.M. New York City time on the Purchase Date if the Company elects) and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Purchase Price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. In the event that the aggregate Purchase Price is less than the amount delivered by the Company to the Trustee or the Paying Agent, the Trustee or the Paying Agent, as the case may be, shall deliver the excess to the Company immediately after the Purchase Date.

     Not later than the date upon which written notice of an Offer to Purchase is delivered to the Trustee, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the amount of the Offer, (ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer is being made and (iii) the compliance of such allocation with the provisions of this Section 1016.

     In the event that the Company makes an Offer to Purchase the Securities, the Company shall comply with any applicable securities laws and regulations, including any applicable requirements of Section 14(e) of, and Rule 14e-1 under, the Exchange Act. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

     SECTION 1017. Limitation on Issuance and Sales of Capital Stock of
                   ----------------------------------------------------
Restricted Subsidiaries.
------------------------

     The Company shall not, and shall not permit any Restricted Subsidiary to, issue, transfer, convey, sell or otherwise dispose of any shares of Capital Stock of a Restricted Subsidiary or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital Stock of a Restricted Subsidiary to any Person other than the Company or a Restricted Subsidiary except (i) a sale of all of the Capital Stock of such Restricted Subsidiary owned by the Company and any Restricted Subsidiary that complies with the provisions of Section 1016 to the extent such provisions apply, (ii) in a transaction that results in such Restricted Subsidiary becoming a Joint Venture, provided (x) such transaction complies with the provisions of
                 --------
Section 1016 to the extent such provisions apply and (y) the remaining interest of the Company or any other Restricted Subsidiary in such Joint Venture would have been permitted as a new Restricted Payment or Permitted Investment under the provisions of Section 1012, (iii) the issuance, transfer, conveyance, sale or other disposition of shares of such Restricted Subsidiary so long as after giving effect to such transaction such Restricted Subsidiary remains a Restricted Subsidiary and such transaction complies with the provisions of
Section 1016 to the extent such provisions apply, (iv) the transfer, conveyance, sale or other disposition of shares required by applicable law or regulation,
(v) if required, the issuance, transfer, conveyance, sale or other disposition of directors' qualifying shares, (vi) Disqualified Stock issued in exchange for, or upon conversion of, or the proceeds of the issuance of which are used to refinance, shares of Disqualified Stock of such Restricted Subsidiary, provided
                                                                       --------
that the amounts of the redemption obligations of such Disqualified Stock shall not exceed the amounts of the redemption obligations of, and such Disqualified Stock shall have redemption obligations no earlier than those required by, the Disqualified Stock being exchanged, converted or refinanced, (vii) in a transaction where the Company or a Restricted Subsidiary acquires at the same time not less than its Proportionate Interest in such issuance of Capital Stock,
(viii) Capital Stock issued and outstanding on the Measurement Date, (ix) Capital Stock of a Restricted Subsidiary issued and outstanding prior to the time that such Person becomes a Restricted Subsidiary so long as such Capital Stock was not issued in contemplation of such Person's becoming a Restricted Subsidiary or otherwise being acquired by the Company and (x) an issuance of Preferred Stock of a Restricted Subsidiary (other than Preferred Stock convertible or exchangeable into Common Stock of any Restricted Subsidiary) otherwise permitted by this Indenture. In the event of (a) the consummation of a transaction referred to in any of the foregoing clauses that results in a Guarantor no longer being a Restricted Subsidiary and (b) the execution and delivery of a supplemental indenture providing for such release in form satisfactory to the Trustee, any such Guarantor shall be released from all its obligations under its Restricted Subsidiary Guarantee.

     SECTION 1018.  Transactions with Affiliates.
                    -----------------------------

     The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, sell, lease, transfer, or otherwise dispose of any of its Property to, or purchase any Property from, or enter into any contract, agreement, understanding, loan, advance, Guarantee or transaction (including the rendering of services) with or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (a) such Affiliate Transaction or series of Affiliate Transactions is (i) in the best interest of the Company or such Restricted Subsidiary and (ii) on terms that are no less favorable to the Company or such Restricted Subsidiary than those that would have been obtained in a comparable arm's-length transaction by the Company or such Restricted Subsidiary with a Person that is not an Affiliate (or, in the event that there are no comparable transactions involving Persons who are not Affiliates of the Company or the relevant Restricted Subsidiary to apply for comparative purposes, is otherwise on terms that, taken as a whole, the Company has determined to be fair to the Company or the relevant Restricted Subsidiary) and (b) the Company delivers to the Trustee (i) with respect to any Affiliate Transaction or series of Affiliate Transactions involving aggregate payments in excess of $10,000,000 but less than $15,000,000, a certificate of the chief executive, operating or financial officer of the Company evidencing such officer's determina tion that such Affiliate Transaction or series of Affiliate Transactions complies with clause (a) above and (ii) with respect to any Affiliate Transaction or series of Affiliate Transactions involving aggregate payments equal to or in excess of $15,000,000, a Board Resolution certifying that such Affiliate Transaction or series of Affiliate Transactions complies with clause (a) above and that such Affiliate Transaction or series of Affiliate Transactions has been approved by the Board of Directors, including a majority of the disinterested members of the Board of Directors, provided that, in the
                                                        --------
event that there shall not be at least two disinterested members of the Board of Directors with respect to the Affiliate Transaction, the Company shall, in addition to such Board Resolution, file with the Trustee a written opinion from an investment banking firm of national standing in the United States which, in the good faith judgment of the Board of Directors, is independent with respect to the Company and its Affiliates and qualified to perform such task, which opinion shall be to the effect that the consideration to be paid or received in connection with such Affiliate Transaction is fair, from a financial point of view, to the Company or such Restricted Subsidiary.

     Notwithstanding the foregoing, the following shall not be deemed Affiliate
Transactions: (i) any employment agreement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with industry practice; (ii) any agreement or arrangement with respect to the compensation of a director or officer of the Company or any Restricted Subsidiary approved by a majority of the disinterested members of the Board of Directors and consistent with industry practice; (iii) transactions between or among the Company and its Restricted Subsidiaries, provided that no more than 5%
                                                   --------
of the Voting Stock (on a fully diluted basis) of any such Restricted Subsidiary is owned by an Affiliate of the Company (other than a Restricted Subsidiary);
(iv) Restricted Payments and Permitted Investments permitted by Section 1012 (other than Investments in Affiliates that are not the Company or Restricted Subsidiaries); (v) transactions pursuant to the terms of any agreement or arrangement as in effect on the Measurement Date; and (vi) transactions with respect to wireline or wireless transmission capacity, the lease or sharing or other use of cable or fiber optic lines, equipment, rights-of-way or other access rights, between the Company (or any Restricted Subsidiary) and any other Person, provided that, in the case of this clause (vi), such transaction
        --------
complies with clause (a) in the immediately preceding paragraph.

     SECTION 1019. Limitation on Designations of Unrestricted Subsidiaries.
                   -------------------------------------------------------

     The Company shall not designate any Subsidiary of the Company (other than a newly created Subsidiary in which no Investment has previously been made) as an "Unrestricted Subsidiary" under this Indenture (a "Designation") unless:

          (a) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

          (b) immediately after giving effect to such Designation, the Company would be able to Incur $1.00 of Debt under paragraph (a) of
         Section 1010; and

          (c) the Company would not be prohibited under any provision of this Indenture from making an Investment at the time of Designation (assuming the effectiveness of such Designation) in an amount (the "Designation Amount") equal to the portion (proportionate to the Company's equity interest in such Restricted Subsidiary) of the Fair Market Value of the net assets of such Restricted Subsidiary on such date.

     In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to Section 1012 for all purposes of this Indenture in the Designation Amount; provided, however,
                                                              --------  -------
that, upon a Revocation of any such Designation of a Subsidiary, the Company shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary of an amount (if positive) equal to (i) the Company's "Investment" in such Subsidiary at the time of such Revocation less (ii) the portion (proportionate to the Company's equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such Revocation. At the time of any Designation of any Subsidiary as an Unrestricted Subsidiary, such Subsi diary shall not own any Capital Stock of the Company or any Restricted Subsidiary. In addition, neither the Company nor any Restricted Subsidiary shall at any time (x) provide credit support for, or a Guarantee of, any Debt of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Debt); provided that the Company or a Restricted
                                     --------
Subsidiary may pledge Capital Stock or Debt of any Unrestricted Subsidiary on a nonrecourse basis such that the pledgee has no claim whatsoever against the Company other than to obtain such pledged Capital Stock or Debt, (y) be directly or indirectly liable for any Debt of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any Debt which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity upon the occurrence of a default with respect to any Debt, Lien or other obligation of any Unrestricted Subsidiary

(including any right to take enforcement action against such Unrestricted Subsidiary), except in the case of clause (x) or (y) to the extent permitted under Sections 1012 and 1018.

     Unless Designated as an Unrestricted Subsidiary, any Person that becomes a Subsidiary of the Company will be classified as a Restricted Subsidiary; provided, however, that such Subsidiary shall not be designated as a Restricted
--------  -------
Subsidiary and shall be automatically classified as an Unrestricted Subsidiary if either of the requirements set forth in clauses (a) and (b) of the immediately following paragraph will not be satisfied immediately following such classification. Except as provided in the first sentence of this Section 1019, no Restricted Subsidiary may be redesig nated as an Unrestricted Subsidiary.

     A Designation may be revoked (a "Revocation") by a Board Resolution delivered to the Trustee, provided that the Company will not make any Revocation
                          --------
unless:

          (a) no Default or Event of Default shall have occurred and be continuing at the time of and after giving effect to such Revocation; and

          (b) all Liens and Debt of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if Incurred at such time, have been permitted to be Incurred at such time for all purposes of this Indenture.

     All Designations and Revocations must be evidenced by Board Resolutions delivered to the Trustee (i) certifying compliance with the foregoing provisions and (ii) giving the effective date of such Designation or Revocation, such delivery to the Trustee to occur within 45 days after the end of the fiscal quarter of the Company in which such Designation or Revocation is made (or, in the case of a Designation or Revocation made during the last fiscal quarter of the Company's fiscal year, within 90 days after the end of such fiscal year). Upon Designation of a Restricted Subsidiary as an Unrestricted Subsidiary in compliance with this Section 1019, such Restricted Subsidiary shall, by delivery of a supplemental indenture providing for such release in form satisfactory to the

Trustee, be released from any Restricted Subsidiary Guarantee previously made by such Subsidiary.

                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

     SECTION 1101.  Right of Redemption.
                    --------------------

     The Securities will be subject to redemption at the option of the Company, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' prior notice, on the terms and at the redemption prices (expressed as percentages of principal amount) set forth in the second and third paragraphs on the reverse of the form of Security, plus accrued and unpaid interest thereon (if any) to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

     SECTION 1102.  Applicability of Article.
                    -------------------------

     This Article shall govern any redemption of the Securities pursuant to
Section 1101.

     SECTION 1103.  Election to Redeem; Notice to Trustee.
                    --------------------------------------

     The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. The Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1104. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein.

     SECTION 1104. Selection by Trustee of Securities to Be Redeemed.
                   --------------------------------------------------

     If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or, if the Securities are not so listed, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that no such partial redemption shall reduce the portion of
--------  -------
the principal amount of a Security not redeemed to less than (Euro)1,000.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     SECTION 1105.  Notice of Redemption.
                    ---------------------

     Notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

     Each notice of redemption shall state:

     (1)  the Redemption Date,

     (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1107, if any,

     (3) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed,

     (4) in case any Security is to be redeemed in part only, that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

     (5) that on the Redemption Date the Redemption Price (and unpaid and accrued interest, if any, to the Redemption Date payable as provided in Section
1107) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that, unless the Company defaults in making such redemption payment or the Trustee or the Paying Agent is prohibited from making such payment, interest thereon will cease to accrue on and after said date, and

     (6) the place or places where such Securities are to be presented and surrendered for payment of the Redemption Price and accrued interest, if any.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     SECTION 1106.  Deposit of Redemption Price.
                    ----------------------------

     On or prior to any Redemption Date (and if on any Redemption Date, before 10:00 A.M. New York City time, on such date), the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and unpaid and accrued interest (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) on, all the Securities which are to be redeemed on that date.

         SECTION 1107.  Securities Payable on Redemption Date.
                        --------------------------------------

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with unpaid and accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest or the Trustee or the Paying Agent shall be prohibited from making such payment) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with unpaid and accrued interest, if any, to the Redemption Date; provided, however, that installments
                                          --------  -------
of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

         SECTION 1108.  Securities Redeemed in Part.
                        ----------------------------

         Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company main tained for such purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE TWELVE

                      DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 1201.  Company's Option to Effect Defeasance or Covenant
                        -------------------------------------------------
Defeasance.
----------

         The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1202 or Section 1203 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

         SECTION 1202.  Defeasance and Discharge.
                        -------------------------

         Upon the Company's exercise under Section 1201 of the option applicable to this Section 1202, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1204 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1205 and the other Sections of this Indenture referred to in clauses (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 and the Company's rights under Section 1101, (B) rights of Holders to receive payment of principal of, premium, if any, and interest on such Securities (but not the Purchase Price referred to under Section 1009 or 1016) and any rights of the Holders with respect to such amounts, (C) the rights, obligations and immunities of the Trustee under the Indenture and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203 with respect to the Securities. If the Company exercises its option under this Section 1202, each Guarantor, if any, shall be released from all its obligations under its Restricted Subsidiary Guarantee.

         SECTION 1203.  Covenant Defeasance.
                        --------------------

         Upon the Company's exercise under Section 1201 of the option applicable to this Section 1203, the Company shall be released from its obligations under any covenant contained in Sections 801(3), (4) and (5), in Sections 803, 1005, 1006 and 1007 and Sections 1009 through 1019 and from the operation of Sections 501(6), (7), (8), (9) and (10) (but, in the case of Sections 501(9) and (10), with respect only to Significant Subsidiaries), with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent, declaration or other Act of Holders (and the consequences of any thereof) in connection with such provisions, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such provision, whether directly or indirectly, by reason of any reference elsewhere herein to any such provision or by reason of any reference in any such provision to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3), (4), (5), (6), (7), (8),
(9) or (10) (but, in the case of Section 501(9) or (10), with respect only to Significant Subsidiaries) but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. If the Company exercises its option under this Section 1203, each Guarantor, if any, shall be released from all its obligations under its Restricted Subsidiary Guarantee.

         SECTION 1204.  Conditions to Defeasance or Covenant Defeasance.
                        ------------------------------------------------

         The following shall be the conditions to application of either Section 1202 or Section 1203 to the Outstanding Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, at any time prior to the Maturity of the
         Securities: (A) money in an amount, or (B) Government Securities or European Government Obligations which through the payment of interest and principal will provide, not later than one day before the due date of payment in respect of the Securities, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of (and premium, if any, on) and interest on, the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest; provided that the Trustee (or such other trustee) shall
                      --------
         have been irrevocably instructed in writing to apply such money or the proceeds of such Government Securities to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1103, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

                  (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (9) and (10) of Section 501 are concerned with respect to the Company, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                  (4) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (5) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (6) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

                  (7) The Company shall have delivered to the Trustee an Opinion of Counsel acceptable to the Trustee to the effect that such defeasance will not result in the trust relating thereto or the Trustee being subject to regulation under the Investment Company Act of 1940.

                  (8) Money denominated in currency other than euros and Government Securities deposited pursuant to this Section 1204 shall be subject in their entirety (including principal, interest and premium, if any) to a customary currency agreement that is of a duration not less than the defeasance period that fixes the exchange rate of such money or Government Securities into euros, and that constitutes a Permitted Interest Rate or Currency Protection Agreement for the benefit of the Trustee. The amount of such money and Government Securities expressed in euros will be as provided in such currency agreement. The counterparty to such currency agreement shall be a commercial bank organized in the United States having capital and surplus in excess of $500 million or a commercial bank organized under the laws of any country that is a member of the OECD having total assets in excess of $500 million (or its foreign currency equivalent at the time). Such counterparty may obtain from the Company an Opinion of Counsel to the effect that such currency agreement has been duly authorized and entered into by the Company.

         SECTION 1205.  Deposited Money and Government Securities to Be Held in
                        -------------------------------------------------------
Trust; Other Miscellaneous Provisions.
-------------------------------------

         Subject to the provisions of the last paragraph of Section 1003, all money and Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law or to the extent the Company acts as its own Paying Agent.

         The Company shall pay and indemnify the Trustee and (if applicable) its officers, directors, employees and agents against any tax, fee or other charge imposed on or assessed against the Government Securities deposited pursuant to
Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

         Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Securities held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article Twelve.

         SECTION 1206.  Reinstatement.
                        --------------

         If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 401 or 1205 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and any Guarantor's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 401, 1202 or 1203, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance therewith; provided, however, that if the Company or any
                               --------  -------
Guarantor makes any payment of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Company or such Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                            LEVEL 3 COMMUNICATIONS, INC.

                                                 By: /s/ Thomas C. Stortz
                                                    ---------------------------
                                                    Name: Thomas C. Stortz
                                                    Title: Group Vice President,
                                                           General Counsel and
                                                           Secretary

Attest: /s/ Neil J. Eckstein
       --------------------------
       Name: Neil J. Eckstein
       Title: Assitant Secretary


                                            THE BANK OF NEW YORK, as Trustee

                                                 By: /s/ Van K. Brown
                                                    --------------------------
                                                    Name: Van K. Brown
                                                    Title: Assistant Vice
                                                           President



Attest: /s/ Remo J. Reale
       --------------------------
       Name: Remo J. Reale
       Title: Vice President

                                   EXHIBIT A

                           Form of Face of Security
                           ------------------------

     [If a Global Security, then insert:] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     [If a Global Security, then insert:] UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE [DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC")][BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED ("BONY")], TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [CEDE & CO.] [THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [DTC] [BONY] (AND ANY PAYMENT IS MADE TO [CEDE & CO.] [BONY] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [DTC] [BONY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [CEDE & CO.] [BONY], HAS AN INTEREST HEREIN.

                          [Private Placement Legend]

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR

RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), PROVIDED THAT, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE DATE THAT IS 40 DAYS FOLLOWING THE ISSUE DATE, A CERTIFICATE THE FORM OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE THE FORM OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE (PROVIDED THAT CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS SECURITY PURSUANT TO THIS CLAUSE (4) PRIOR TO THE DATE THAT IS 40 DAYS FOLLOWING THE ISSUE DATE), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS

HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

[If a Physical Security, then insert:] IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                         LEVEL 3 COMMUNICATIONS, INC.

                       111/4% Senior Euro Note Due 2010
                                                            CUSIP No.
No.                                             [up to] (Euro)

     Level 3 Communications, Inc., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________, or registered assigns, the principal sum of [if a Global Security, then insert: up to] _________ Dollars [if a Global Security, then insert: (the outstanding principal amount of which shall be reflected in the attached Schedule of Increases or Decreases in Global Security and the records of the Trustee which, taken together with the outstanding principal amounts of all other Outstanding Securities, shall not exceed (Euro) 300,000,000 in the aggregate at any time)] on March 15, 2010, at the office or agency of the Company referred to below, and to pay interest thereon, in cash in arrears semiannually on March 15 and September 15 in each year, commencing on September 15, 2000, accruing from February 29, 2000 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 111/4% per annum, until the principal hereof is paid or duly provided for. The Company shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

[Delete this paragraph if an Exchange Security (other than a Private Exchange Security).] The Holder of this Security is entitled to the benefits of a Euro Registration Agreement, dated as of February 24, 2000, between the Company and the Purchasers named therein (the "Registration Agreement"). Capitalized terms used in this paragraph but not defined herein have the meanings assigned to them in the Registration Agreement. In the event that (i) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission on or prior to the 90th day following the date of the original issuance of the Securities, (ii) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been declared effective on or prior to the 150th day following the date of the original issuance of the Securities, (iii) neither the Registered Exchange Offer has been consummated nor the Shelf Registration Statement has been declared effective on or prior to the 180th day following the date of the original issuance of the Securities, or (iv) after the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of the Securities at any time that the Company is obligated to maintain the effectiveness thereof pursuant to the Registration Agreement (each such event referred to in clauses (i) through (iv) above being referred to herein as a "Registration Default"), interest (the "Special Interest") shall accrue (in addition to stated interest on the Securities) from and including the date on which the first such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, at a rate per annum equal to 0.50% of the principal amount of the Securities; provided, however, that such
                                                 --------  -------
rate per annum shall increase by 0.25% per annum from and including the 91st day after the first such Registration Default (and each successive 91st day thereafter) unless and until all Registration Defaults have been cured; provided
                                                                        --------
further, however, that in no event shall the Special Interest accrue at a rate
-------  -------
in excess of 1.00% per annum. Accrued Special Interest, if any, shall be paid in cash in arrears semiannually on March 15 and September 15 in each year; and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in
any other lawful manner, all as more fully provided in said Indenture.   Payment
of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in euros or such coin or currency of the European Union as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the
               --------  -------
option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:_______________                              LEVEL 3 COMMUNICATIONS, INC.

                                                   By:
                                                      __________________________
                                                        Authorized Signatory


Attest: _____________

                          Form of Reverse of Security
                          ---------------------------

     This Security is one of a duly authorized issue of securities of the Company designated as its 11 1/4% Senior Euro Notes Due 2010 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to (Euro) 300,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of February 29, 2000 between the Company and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities are subject to redemption at the option of the Company, in whole or in part, at any time or from time to time on or after March 15, 2005, upon not less than 30 nor more than 60 days' prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon (if any) to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve months beginning March 15 of the years indicated below:


     Year                                               Redemption Price
     ----                                               ----------------

     2005.....................................................  105.625%
     2006.....................................................  103.750%
     2007.....................................................  101.875%
     2008 and thereafter......................................  100.000%

     In addition, at any time or from time to time prior to March 15, 2003, the Company may redeem up to 35% of the original aggregate principal amount of the Securities at a redemption price equal to 111.25% of the principal amount of the Securities so redeemed, plus accrued and unpaid interest thereon (if any) to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), with the net cash proceeds of one or more private placements to Persons other than Affiliates of the Company or underwritten public offerings of Common Stock of the Company resulting in gross proceeds of at least $100,000,000 in the aggregate; provided
                                                                       --------
that at least 65% of the original aggregate principal amount of the Securities would remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 90 days of such private placement or public offering upon not less than 30 nor more than 60 days' prior notice.

     Upon the occurrence of a Change of Control Triggering Event, the Holder of this Security may require the Company, subject to certain limitations provided in the Indenture, to repurchase this Security at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest (if any) to the purchase date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

     In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

     In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     To guarantee the due and punctual payment of the principal, premium (if any) and interest on the Securities and all other amounts payable by the Company under the

Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Guarantors, if any, will unconditionally guarantee such obligations on a senior unsecured basis pursuant to the terms of the Indenture.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Without the consent of any Holder of Securities, the Company and the Trustee may amend or modify the Indenture for certain purposes specified therein, including the release of Guarantors, if any, from Restricted Subsidiary Guarantees as provided by the terms of the Indenture. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Securities are issuable only in registered form without coupons in denominations of (Euro) 1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any registration of transfer or exchange of the Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

     Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

     THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS

OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                Form of Trustee's Certificate of Authentication
                -----------------------------------------------

     The Trustee's certificate of authentication shall be in substantially the following form:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     Dated:  __________________


          This is one of the Securities referred to in the within-mentioned Indenture.

                                                THE BANK OF NEW YORK, as
                                                Trustee

                                                By:
                                                    ---------------------------
                                                     Authorized Signatory

                                Assignment Form
                                ---------------

     If you, the holder, want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to_______________________

___________________________________________________________________
(Insert assignee's social security or tax ID number)

                                                ___________________

(Print or type assignee's name, address and zip code)

                                                ___________________

                                                ___________________

                                                ___________________


and irrevocably appoint_______________________

of  _______________________________

    ______________________________


agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.

     In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the date that is two years (or such shorter period as may be prescribed by Rule 144(k) under the Securities Act or any successor provision thereunder) after the later of the date of original issuance of such Securities (or any Predecessor Security) or three months after the last date, if any, on which such Securities (or any Predecessor Security) were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

     (1)  [_]  to the Company; or

     (2) [_] pursuant to an effective registration statement under the Securities Act of 1933; or

     (3) [_] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (4) [_] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933, provided that, if such transfer is being effected by certain transferors specified in the Indenture prior to the date that is 40 days following the Issue Date, a certificate which may be obtained from the Company or the Trustee is delivered by the transferee to the Company and the Trustee; or

     (5) [_] to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee or the Company), provided that certain transferors specified in the Indenture may not transfer this Security pursuant to this clause (5) prior to the date that is 40 days following the Issue Date; or

     (6) [_] pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4), (5) or
                                    --------  -------
(6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


Dated:  _______________             Your signature:  ____________________
                                    -                              (Sign
                                    exactly as your name appears on the
                                    other side of this Security)

                                    By:
                                       ----------------------------------
                                    NOTICE:  To be executed by an
                                    executive officer


Signature Guarantee:  ________________________________________________

           TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED:

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A (including the information specified in Rule 144A(d)(4)) or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_____________________      ____________________________
                                 NOTICE:  To be executed by an
                                          executive officer

                      Option of Holder to Elect Purchase
                      ----------------------------------

     If you wish to have this Security purchased by the Company pursuant to
Section 1009 or 1016 of the Indenture, check the box:  [_]

     If you wish to have a portion of this Security purchased by the Company pursuant to Section 1009 or 1016 of the Indenture, state the amount:
$___________________.


Dated: ________________       Your Signature:  _________________
                              (Sign exactly as your name appears
                              on the other side of this
                              Security)

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The initial principal amount of this Global Security is (Euro)[   ].
The following increases or decreases in this Global Security have been made:

Date of          Amount of decrease    Amount of increase       Principal amount of       Signature of
Transfer         in Principal          in Principal Amount      this Global Security      authorized
                 Amount of this        of this Global           following such decrease   signatory of Trustee
                 Global Security       Security                 or increase               or Security Registrar

                                   EXHIBIT B



                        FORM OF SUPPLEMENTAL INDENTURE


                    SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated as of, among [GUARANTOR] (the "New Guarantor"), a subsidiary of Level 3 Communications, Inc. (or its successor), a Delaware corporation (the "Company"), LEVEL 3 COMMUNICATIONS, INC., on behalf of itself and the Guarantors (the "Existing Guarantors"), if any, under the Indenture referred to below, and THE BANK OF NEW YORK, a New York banking corporation, as trustee under the indenture referred to below (the "Trustee").


                             W I T N E S S E T H :


          WHEREAS the Company has heretofore executed and delivered to the Trustee an Indenture dated as of February 29, 2000 (the "Indenture"; capitalized terms used but not defined herein having the meanings assigned thereto in the Indenture), providing for the issuance of an aggregate principal amount of up to
(Euro) 300,000,000 of 11 1/4% Senior Euro Notes Due 2010 (the "Securities");

          WHEREAS the Indenture permits the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all the Company's obligations under the Securities pursuant to a Guarantee on the terms and conditions set forth herein;

          WHEREAS the Guarantee contained in this Supplemental Indenture shall constitute a "Restricted Subsidiary Guarantee", and the New Guarantor shall constitute a "Guarantor", for all purposes of the Indenture; and

          WHEREAS pursuant to Section 901 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

     1.  Guaranties.  The New Guarantor hereby unconditionally guarantees,
         ----------
jointly and severally, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of (and premium, if any) and interest on the Securities when due, whether at Stated Maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Securities (all the foregoing being hereinafter collectively called the "Obligations"). The New Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from the New Guarantor and that the New Guarantor will remain bound under this Supplemental Indenture notwithstanding any extension or renewal of any Obligation.

     The New Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Obligations and also waives notice of protest for nonpayment. The New Guarantor waives notice of any default under the Securities or the Obligations. The obligations of the New Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under the Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Obligations or any of them;
(e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Obligations; or (f) any change in the ownership of the New Guarantor.

          The New Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Obligations.

          Except as expressly set forth in Sections 803, 1017, 1019, 1202 and 1203 of the Indenture, the obligations of the New Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the New Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under the Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the New Guarantor or would otherwise operate as a discharge of the New Guarantor as a matter of law or equity.

          The New Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or (premium, if any) interest on any Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

          In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against the New Guarantor by virtue hereof, upon the failure of the Company to pay the principal of (or premium, if any) or interest on any Obligation when and as the same shall become due, whether at Stated Maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other

Obligation, the New Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such Obligations, (ii) accrued and unpaid interest on such Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Obligations of the Company to the Holders and the Trustee.

          The New Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Obligations guaranteed hereby until payment in full in cash of all Obligations. The New Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand,
(x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of the New Guarantor's Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article Five of the Indenture, such Obligations (whether or not due and payable) shall forthwith become due and payable by the New Guarantor for the purposes of this Section.

          The New Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Section 1.

          2.  Contribution.  Each of the Company and the New Guarantor (a
              -------------
"Contributing Party") agrees that, in the event a payment shall be made by any other Guarantor under any Restricted Subsidiary Guarantee (the "Claiming Guarantor"), the Contributing Party shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction, the numerator of which shall be the net worth of the Contributing Party (which, in the case of the Company, shall be measured on the Issue Date, and in the case of the New Guarantor, on the date hereof) and the denominator of which shall be the aggregate net worth of the Company on the Issue Date and the Guarantors on respective dates of the Supplemental Indentures executed and delivered by such Guarantors.

          3.  Successors and Assigns.  This Supplemental Indenture shall be
              -----------------------
binding upon the New Guarantor and its successors and assigns and shall enure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in the Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

          4.  No Waiver.  Neither a failure nor a delay on the part of either
              ----------
the Trustee or the Holders in exercising any right, power or privilege under this Supplemental Indenture, the Indenture or the Securities shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein and therein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Supplemental Indenture, the Indenture or the Securities at law, in equity, by statute or otherwise.

          5.  Modification.  No modification, amendment or waiver of any
              -------------
provision of this Supplemental Indenture, nor the consent to any departure by the New Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the New Guarantor in any case shall entitle the New Guarantor to any other or further notice or demand in the same, similar or other circumstances.

          6.  Opinion of Counsel.  Concurrently with the execution and delivery
              -------------------
of this Supplemental Indenture, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that this Supplemental Indenture has been duly authorized, executed and delivered by each of the New Guarantor and the Company and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Guarantee of the New Guarantor is a legal, valid and binding obligation of the New Guarantor, enforceable against the New Guarantor in accordance with its terms.

          7.  Ratification of Indenture; Supplemental Indentures Part of
              ----------------------------------------------------------
Indenture.  Except as expressly amended hereby, the Indenture is in all respects
----------
ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

          8.  Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY,
              --------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          9.  Counterparts.  The parties may sign any number of copies of this
              -------------
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          10. Effect of Headings.  The Section headings herein are for
              -------------------
convenience only and shall not effect the construction thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.


                                  [NEW GUARANTOR],

                                    by

                                      __________________________________
                                      Name:
                                      Title:


                                  LEVEL 3 COMMUNICATIONS, INC., on behalf of itself and the Existing Guarantors, if any,

                                    by

                                      __________________________________
                                      Name:
                                      Title:


                                  THE BANK OF NEW YORK, as Trustee,

                                    by

                                      __________________________________
                                      Name:
                                      Title: